                                                             SECURITY
                                                               FUNDS
===============================================================================
                                                           ANNUAL
                                                           REPORT

                                                           SEPTEMBER 30, 1998


                                                           -  Security
                                                              Growth and
                                                              Income Fund

                                                           -  Security Equity
                                                              Fund
                                                              -Equity Series
                                                              -Global Series
                                                              -Asset
                                                               Allocation
                                                               Series
                                                              -Social
                                                               Awareness
                                                               Series
                                                              -Value
                                                               Series
                                                              -Small
                                                               Company
                                                               Series

                                                           -  Security Ultra
                                                              Fund





                                               SECURITY DISTRIBUTORS, INC.
                                               A Member of The Security Benefit
                                               Group of Companies

         PRESIDENT'S COMMENTARY
 ...............................................................................
         NOVEMBER 15, 1998

To Our Shareholders:

The twelve months ended September 30, 1998 reintroduced an element of reality to the financial markets. The total return of 9.05% from the large-cap Standard & Poor's 500 Stock Index more closely approximates historical rates of return than the unrealistic 20% to 30% gains of the previous three years. Most other equity markets produced negative returns for the year. The small cap and midcap markets were adversely impacted as investors moved to the larger stocks in a search for quality and liquidity, perceiving that the world is still a troubled place.


[John Cleland PHOTO]

THE EXOGENOUS SHOCKS FINALLY ARRIVE

The meltdown in Russia, followed in short order by the collapse of the Long Term Capital Management Fund, proved to be the exogenous shocks to the system that changed the psychological climate in the equity markets dramatically. We do not believe, however, that the current climate of gloom and doom is any more warranted than the excessive euphoria that prevailed a year ago. There are still some strong positive factors at work that should favorably impact the markets once the global climate quiets.

The U.S. economy, while clearly slowing its growth rate, remains an enormously powerful engine driven by the consumer. Consumer confidence and disposable income continue to be at high levels because inflationary pressures have largely disappeared and unemployment remains low. We expect further cuts by the Federal Reserve Bank in short term interest rates over the coming months, which should allow long term rates to continue to decline.

VOLATILITY WILL REMAIN HIGH,
BUT MARKETS WILL FINALLY STABILIZE

While we believe market volatility will continue at historically high levels, once global events settle down and the political uncertainty in our nation's capital is resolved investors' psychological attitudes should improve dramatically and the equity markets can resume their upward climb. We continue to encourage the ratcheting down of return expectations to levels closer to their historical norms for holders of equities as we expect markets in coming years to perform closer to those averages.

In the following pages our portfolio managers discuss the performance of their respective funds as well as their outlooks for the months ahead. As always, we appreciate your continuing investments in Security products. We invite your questions and comments at any time.

Sincerely,


/s/ John Cleland
-----------------------
John Cleland, President
The Security Funds



-------------------------------------------------------------------------------
                                       1

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY GROWTH AND INCOME FUND
         NOVEMBER 15, 1998

To Our Shareholders:

The fiscal year ended September 30, 1998 was a difficult year overall for the equity markets, and especially so for income oriented stocks in general. A large portion of the price appreciation over the course of the year occurred in the large-cap growth names, while those sectors and companies which traditionally provide the higher dividends that are typical holdings in growth and income portfolios lagged the markets. Our portfolio was no exception to this trend, generating a negative 7.95% total return for the year versus the Standard and Poor's 500 Stock Index return of +9.05%1. The average return for our Lipper peer group was -1.08%.

[Michael A. Petersen
Portfolio Manager PHOTO]

RESTRUCTURING EARLY IN THE FISCAL YEAR

We entered the fiscal year with a portfolio invested approximately 90% in equities and 10% in high yield corporate bonds and still maintain that balance. At the beginning of the period the orientation of the stocks was primarily midcap value. Over the last nine months, however, we have shifted more toward the large-cap issues with higher dividend yields that are more typical of growth and income funds. We have also concentrated on lower risk, more defensive names and have diversified well across a broad spectrum of sectors. The percentage of assets invested in the utility and energy sectors, the standard growth and income havens, has been increased.

During the first half of calendar year 1998 our moves into more defensive stocks worked against us as the environment at that time favored aggressive growth companies. In the July through September quarter, however, these same stocks helped us outperform our peers as the markets turned negative. An underweighting in the financial sector in this later quarter also was a positive as money center banks and brokerage houses fell 30% to 60% from their summer highs.

PRICE SWINGS CREATE BUYING OPPORTUNITIES

As a result of the downturn in the stock markets in recent months, a number of industries have accompanied the financial sector in price declines. These include many commodity-oriented companies which suffered as demand for commodities around the world slowed. The prices now appear to have fully discounted a coming recession, and are looking very attractive at current levels. We are now looking in the financial, capital goods, consumer cyclicals, and basic materials sectors for issues which appear to offer excellent investment opportunities at current prices.

THE GLOBAL SLOWDOWN WILL BE WITH US AWHILE

We expect the global slowdown to continue for several more months. This slowing could continue to put pressure on corporate earnings for the next two quarters. We therefore plan to maintain our current defensive posture until earnings growth appears to be turning positive again. We expect equity total returns in the coming year to once again be closer to historical norms than in the past three years. In this environment a high dividend yield becomes a more important component of total return. We will focus on those companies that exhibit above-average earnings and dividend growth potential.


/s/ Michael A. Petersen
-----------------------
Michael A. Petersen
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.



-------------------------------------------------------------------------------
                                       2

-------------------------------------------------------------------------------
         SECURITY GROWTH AND INCOME FUND
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                        SECURITY GROWTH AND INCOME FUND
                                   VS. S&P 500

                                     [GRAPH]


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1988, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $26,515. By comparison, the same $10,000 investment would have grown to $48,691 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.


-------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                                           % of
                                                       Net Assets
                                                       ----------
   SBC Communications, Inc.                              1.8%

   Royal Dutch Petroleum
       Company ADR                                       1.8%

   Schlumberger, Ltd.                                    1.8%

   AT&T Corporation                                      1.8%

   Philip Morris Companies, Inc.                         1.7%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                          1 year        5 years      10 years
                                          ------        -------      --------
   A Shares                               (7.95%)        10.73%        10.90%

   A Shares with sales charge            (13.24%)         9.42%        10.24%

   B Shares                               (8.95%)         9.84%          N/A
                                                        (10-19-93)
                                                    (since inception)

   B Shares with CDSC                    (13.50%)         9.41%          N/A
                                                        (10-19-93)
                                                    (since inception)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.



-------------------------------------------------------------------------------
                                       3

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - EQUITY SERIES
         NOVEMBER 15, 1998

To Our Shareholders:

The fiscal year ended September 30, 1998 was a rewarding one for shareholders in the Equity Series of Security Equity Fund. The Series returned a positive 7.38% for the twelve months, outpacing the -1.44% average return of its Lipper peer group.1

[Terry Milberger
Portfolio Manager PHOTO]

A YEAR CONTAINING TWO DISTINCT MARKET CYCLES

Two distinct market cycles were apparent over the course of the fiscal year. The first half was strong, with a six-month rise of 17.22% for the Standard and Poor's 500 Stock Index. The subsequent six months, however, produced a decline of 6.97% in the index. Our portfolio performance was helped in the early months by our financial weighting, including such insurance companies as American International Group, Inc. and Lincoln National Corporation. Our large health care weighting also contributed to favorable returns during the period. Such issues as Bristol-Myers Squibb Company and Shering-Plough Corporation did very well during the up-market cycle, but also declined less than the average stock during the down months.

Another positive factor in the negative-performance months was our underweighting versus the benchmark S&P Index in money center banks. These institutions suffered as their large international exposure hurt their performance when overseas countries' economies weakened. In general we held a low percentage of issues which were impacted by the difficulties in Japan, Southeast Asia, and Latin America. Our orientation toward companies which derive most of their earnings from domestic operations--companies such as Kroger Company, Safeway, Inc., and various telephone companies--proved to be a strong advantage. We held about 10% of our assets in cash through the latter months of the fiscal year as well, which also lessened the negative impact of weak markets.

MORE DIVERSIFICATION DURING PERIODS OF TURMOIL

The financial turmoil in Southeast Asia began in the late summer of 1997. Because we expected the ensuing fiscal year to be a period of higher volatility, we diversified the portfolio to include more names and smaller positions than during normal economic conditions. Now as stock markets appear to be bottoming we must reassess our strategy.

We believe that the recent declines in the markets have created some buying opportunities. We are examining individual sectors and companies to get a sense of where earnings risks now lie and how to avoid them. As earnings reports for the third calendar quarter are released, we will study them carefully for hints of weakness or strength.

OUR PLANS FOR THE BETTER MARKETS THAT LIE AHEAD

Historically in periods of financial crisis the markets reach their lows for the cycle. We want to take advantage of the buying opportunities during these cyclical lows because we have learned that stock markets traditionally begin their move upward before all the economic problems are resolved. We are, in fact, trying to take advantage of today's "maximum uncertainty."

Although the risk is not completely out of the picture, in keeping with our long-term investment horizon we plan to purchase those stocks we believe are bargains in today's markets and wait for them to prove their worth. We expect that the Federal Reserve under the able leadership of Alan Greenspan will stand ready to help stabilize the markets if conditions call for action. We will seek the rewards that can come from companies with consistent above average earnings growth and high quality balance sheets.



/s/ Terry Milberger
----------------------
Terry Milberger
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.



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                                       4

         MANAGER'S COMMENTARY (CONTINUED)
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - EQUITY SERIES
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                             SECURITY EQUITY SERIES
                                   VS. S&P 500

                                     [GRAPH]


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1988, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $46,953. By comparison, the same $10,000 investment would have grown to $48,691 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**
                                                         % of
                                                      Net Assets
                                                      ----------
   Microsoft Corporation                                 2.2%

   Schering-Plough Corporation                           2.2%

   General Electric Company                              1.8%

   Safeway, Inc.                                         1.8%

   Bristol-Myers Squibb Company                          1.8%

   **At September 30, 1998


-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                           1 year        5 years      10 years
                                           ------        -------      --------
   A Shares                                7.38%         18.20%        17.42%

   A Shares with sales charge              1.25%         16.81%        16.73%

   B Shares                                6.38%         17.00%          N/A
                                                        (10-19-93)
                                                   (since inception)

   B Shares with CDSC                      1.38%         16.67%          N/A
                                                        (10-19-93)
                                                   (since inception)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.




-------------------------------------------------------------------------------
                                       5

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - GLOBAL SERIES
         NOVEMBER 15, 1998

                                               Subadvisor - LEXINGTON
                                               MANAGEMENT CORPORATION

To Our Shareholders:

For the fiscal year ended September 30, 1998 the Global Equity Series of Security Equity Fund returned -8.47%.(1) The average global fund fell 7.57% over the same period, according to Lipper Analytical Services, Inc. The Morgan Stanley World Index dropped 1.15% in the year.

[Richard Saler
Portfolio Manager PHOTO]

GLOBAL ECONOMIES HEAD TOWARD RECESSION

[Alan Wapnick
Portfolio Manager PHOTO]

The global economic environment continues to head dangerously toward recession. Although many of the world's economies have been in decline for well over a year, western financial markets have only now begun to take notice. Interest rates continue to fall rapidly. The thirty-year U.S. Treasury bond ended 1997 with a yield of 5.93% and by the end of September this year had fallen to 4.98%. German ten-year bond yields now stand at 3.84%, down from 5.16% just nine months ago.

Unfortunately, falling interest rates are not enough to propel stocks higher. Corporate profits are expected to come under increasingly strong negative pressure. The world faces the greatest economic challenge perhaps since the Great Depression. Asia is awash with too much debt and excess capacity in manufacturing and real estate. Making matters worse, much of this debt is U.S. dollar denominated and Asian currencies have collapsed versus the dollar. A large portion of an estimated $1.5 trillion in Asian debt is unlikely to be repaid. Ultimately, western banks and investors to whom this debt is owed may have to write off a portion and convert some debt to equity. Investors have rapidly sought safe havens such as U.S. Treasury bonds and cash equivalents. Equities which provide visible earnings streams even in weak economies will continue to be favored.

LOOKING FOR POSITIVE LEGISLATIVE EVENTS IN JAPAN

Failure by global leaders to address the world's economic ills could lead to a more severe economic contraction. Japan, a key player, finds its economy in a deep recession with a financial system teetering on collapse. Time is running out on timid government policies: strong action is urgently needed to recapitalize banks.

Positive events are likely over the next several months to help counter global doom. Interest rates around the world should continue to move lower. The International Monetary Fund is likely to gain additional funding and provide support to countries in need, such as Brazil. Finally, in our view it is unthinkable that Japan will not get more aggressive in solving its banking problems.

A TIME TO BE DEFENSIVE

Given this difficult economic outlook, we believe an emphasis on defensive stocks and sectors is appropriate. Value is developing rapidly, however, particularly in many emerging markets which have been decimated. These emerging markets should be the main beneficiaries as global solutions are ultimately implemented. In effect, a transfer of wealth from developed economies to emerging countries will have to take place to cure the global economy.



/s/ Richard Saler
-----------------------
Richard Saler
Portfolio Manager


/s/ Alan Wapnick
-----------------------
Alan Wapnick
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.




-------------------------------------------------------------------------------
                                       6

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - GLOBAL SERIES
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                             SECURITY GLOBAL SERIES
                           VS. MORGAN STANLEY CAPITAL
                           INTERNATIONAL WORLD INDEX

                                     [GRAPH]


This chart assumes a $10,000 investment in Class A shares of Global Series on October1, 1993, and reflects deduction of the 5.75% sales load. On September30, 1998, the value of your investment in ClassA shares of the Series (with dividends reinvested) would have grown to $13,620. By comparison, the same $10,000 investment would have grown to $17,771 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                         % of
                                                      Net Assets
                                                      ----------
   Elan Corporation PLC ADR                              2.6%

   Imax Corporation ADR                                  2.2%

   Novartis AG                                           2.1%

   Teva Pharmaceutical,
         Industries Ltd. ADR                             2.0%

   Roche Holdings AG                                     1.9%

   **At September 30, 1998

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                     1 year    Since Inception
                                                     ------    ---------------
   A Shares                                          (8.47%)       7.62%
                                                                 (10-1-93)

   A Shares with sales charge                       (13.75%)       6.35%
                                                                 (10-1-93)

   B Shares                                          (9.43%)       6.73%
                                                                 (10-19-93)

   B Shares with CDSC                               (13.96%)        6.26%
                                                                 (10-19-93)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.




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                                       7

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
         NOVEMBER 15, 1998

[MERIDIAN LOGO]          SUBADVISOR: MERIDIAN INVESTMENT MANAGEMENT CORPORATION

To Our Shareholders:

Recent financial market turmoil has highlighted the importance of a diversified investment strategy. From their highs, domestic stock indices have fallen nearly 20%, the level which defines a bear market. Many international market returns have been much worse. The biggest losses, however, have been sustained by investors in emerging markets and hedge funds. The Asset Allocation Series of Security Equity Fund returned -7.19% in the fiscal year just completed, compared with the average -3.96% of the Lipper peer group of similar funds. (1) The disruption in the advance of world financial markets is an unpleasant reminder that investing is a long term process.

[Patrick Boyle
Portfolio Manager PHOTO]

MARKET SELLOFFS CREATE BUYING OPPORTUNITIES

We view the recent price declines as a buying opportunity and believe that emotional overreactions are primarily responsible for the sharp selloff in equity markets. Global worries have focused on economic troubles in Asia, Russia, and Latin America. Domestically, investors have been distracted by the potential impeachment of President Clinton. What started as isolated concern for Japan and emerging markets has transformed into global pessimism. Despite the general health of the U.S. and European economies, these stock markets have experienced sizeable rapid declines.

Our quantitative model, which includes earnings, growth, risk, and interest rates, currently indicates that the U.S. stock market and many international markets are extremely undervalued. Our domestic investments have targeted three sectors: technology, consumer cyclicals, and leisure. As investors' concerns about the overall level of the stock market increased, they sold technology stocks. The crisis in Asia has also put downward pressure on these issues. As value investors we realize that often the best buying opportunities are in an atmosphere of fear and uncertainty. This certainly characterizes current investor sentiment toward technology stocks and reinforces our belief in this sector.

VOLATILITY IN THE INTERNATIONAL MARKETS

International equity markets have been more volatile than the U.S. stock market. European markets led the global rally in early 1998; however, their recent declines have erased most gains. Our decision to sell the Italian shares in late April has thus far proven correct, as that market has fallen more than 30% from its peak. We continue to hold stocks in Germany, Belgium, Denmark, and Japan. Our Japanese position was a drag on the portfolio in 1997 and early 1998; however, during the recent global market volatility Japanese stocks have behaved defensively. We expect that market's next major move will be higher.

The U.S. bond market has benefited from the global volatility. Investors fearing a broad bear market have reduced equity holdings and purchased U.S. Treasuries as a safe haven. This, coupled with a cooling domestic economy, has pushed long term bond yields to record lows.

STOCK MARKETS LEAD THE ECONOMY

The stock market has a long history of leading the economy by approximately six to nine months. When markets rally, they do so in advance of an economic turnaround, while news is still quite pessimistic. The old adage that "markets climb a wall of worry" is quite appropriate to define current times. We believe that the current period of uncertainty will likely be followed by a strong global stock rally.



/s/ Patrick Boyle
--------------------
Patrick Boyle
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses and in the absence of such waivers the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.



-------------------------------------------------------------------------------
                                       8

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
         NOVEMBER 15, 1998



-------------------------------------------------------------PERFORMANCE-------

                        SECURITY ASSET ALLOCATION SERIES
                       VS. S&P 500 MERIDIAN BLENDED INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,071. By comparison, the same $10,000 investment would have grown to $20,138, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $15,307.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

--------------------------------------------------------------------------------

                            TOP 5 EQUITY HOLDINGS**

                                                           % of
                                                        Net Assets
                                                        ----------
   Tele-Communications, Inc.                               1.4%

   MediaOne Group, Inc.                                    1.3%

   Cisco Systems, Inc.                                     1.1%

   EMC Corporation                                         0.9%

   Lexmark International Group, Inc.                       0.8%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                          1 year          Since Inception
                                          ------          ---------------
   A Shares                               (7.19%)         7.70% (6-1-95)

   A Shares with sales charge            (12.52%)         5.81% (6-1-95)

   B Shares                               (7.99%)         6.71% (6-1-95)

   B Shares with CDSC                    (12.59%)         5.93% (6-1-95)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived a portion of the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.



--------------------------------------------------------------------------------
                                       9

         MANAGER'S COMMENTARY
------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
         NOVEMBER 15, 1998



To Our Shareholders:

The Social Awareness Series had an excellent year, returning 7.89% versus the Lipper peer group average of -3.57% in the twelve months ended September 30, 1998. (1) The benchmark Domini Social Index, which is highly concentrated in large cap stocks such as Microsoft Corporation, Coca-Cola Company, Merck & Company, Inc., and Johnson & Johnson, increased 12.54% over the same period.

[Cindy Shields
Portfolio Manager PHOTO]

ELEMENTS OF A STRONG PERFORMANCE

The key element to our positive results over the past twelve months was the timing of our move to more defensive stocks early in the calendar year. In assuming a defensive posture we focused on large cap companies, adding to sectors such as food companies, cable providers, long distance phone companies, and regional Bell telephone operating companies.

Our technology sector was a strong contributor to the positive total return. Microsoft Corporation, our largest holding at approximately 3.6% of the total portfolio, climbed 67% during the fiscal year. Our general practice is to hold much smaller positions, restricting block size in most names to about 1.5% of assets in times when the markets seem confused. This is in contrast to the benchmark Domini Social Index. As noted above, it is highly concentrated in large cap stocks, with the top ten in size making up about 28% of the total index.

A DEFENSIVE POSTURE IS APPROPRIATE AWHILE LONGER

We plan to maintain our defensive orientation while the market continues to be concerned about global economic conditions. We believe that excellent valuations are developing in many small-cap and midcap companies and economically sensitive stocks. When we sense that a market recovery is in sight we plan to move cautiously into some of these companies. Currently we believe analysts' estimates for 1999 earnings are too high. We are hesitant to shift the portfolio holdings until these estimates have been adjusted downward.

WHEN THE GLOBAL ECONOMY STARTS TO IMPROVE

When world conditions begin to improve, investors will be willing to move back into the cyclical sectors. History has proven that the best time to own these cyclicals, as well as small-cap and midcap stocks, is when the economy begins its climb out of an economic downturn.

Stock selection for social awareness portfolios can become more difficult as markets rise. In the cyclical industries which are expected to perform well after an economic slowdown, many companies can find themselves facing environmental and other problems. Traditional cyclical companies in industries such as chemicals, machinery, manufacturing, and auto parts and equipment as well as others require careful screening before being included in portfolios such as ours.

We take seriously our obligations to the shareholders in the Social Awareness Series. As usual, our stock selection process will focus first on financial soundness. We realize, however, that the next step, the social screening process, is of prime importance to you. We appreciate your trust and will use utmost care in choosing the companies in which we invest.



/s/ Cindy Shields
--------------------
Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced fund expenses and in the absence of such waiver the performance quoted would be reduced.




-------------------------------------------------------------------------------
                                       10

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                        SECURITY SOCIAL AWARENESS SERIES
                      VS. S&P 500 AND DOMINI SOCIAL INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,192. By comparison, the same $10,000 investment would have grown to $14,743 based on the S&P 500 Index's performance and $15,687 based on the Domini Social Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                           % of
                                                         Net Assets
                                                         ----------
   Microsoft Corporation                                    3.6%

   Intel Corporation                                        3.1%

   International Business
        Machines Corporation                                2.6%

   Merck & Company, Inc.                                    2.5%

   Schering-Plough Corporation                              2.4%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                  1 Year     Since Inception
                                                  ------     ---------------
   A Shares                                       7.89%     14.40% (11-1-96)

   A Shares with sales charge                     1.67%     10.90% (11-1-96)


   B Shares                                       6.74%     13.17% (11-1-96)

   B Shares with CDSC                             1.74%     11.29% (11-1-96)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from November 1, 1996 (date of inception) to September 30, 1998 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.



-------------------------------------------------------------------------------
                                       11

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - VALUE SERIES
         NOVEMBER 15, 1998


To Our Shareholders:

In the fiscal year ended September 30, 1998 the Value Series of Security Equity Fund produced a -4.31% return, underperforming its Lipper peer group average of -1.08% and the S&P Barra Value Index return of -0.27% (1) The midcap orientation of the fund which distinguishes it from the larger-cap average of the peer group has been the most significant negative factor. To illustrate, the S&P 400 Midcap Stock Index returned -6.33% for the twelve-month period.

[Jim Schier
Portfolio Manager PHOTO]

MIDCAP STOCKS SUFFER IN THE FLIGHT TO SAFETY AND LIQUIDITY

The portfolio performed reasonably well, given its midcap characteristics. The recent preference on the part of investors for recession-resistant stocks has driven them away from the midcaps to the larger issues perceived to have a higher degree of safety and liquidity. This was perhaps most evident in the energy sector where the large multinational oil companies were perceived as safe havens. The smaller issues which we held fared much worse. For example, Tuboscope, Inc., which provides pipeline and technical services and engineered products to the oil and gas industry, declined nearly 60% over the twelve months. Oil exploration and development company Apache Corporation fell 33% in the same period. Consumer staples and consumer cyclicals sectors were also punished in the midcap area of the market.

THERE WERE POSITIVES ALSO DURING THE YEAR

There were positives in the portfolio during the year, however. We held some health care issues which performed extremely well. Mylan Laboratories, Inc., a generic drug manufacturer, rose 41.5% during the time we owned it as generic drug prices rebounded and the company reported strong earnings. Allegiance Corporation, a company that provides health care products and services to hospitals and other health care providers, also exhibited favorable earnings and rose over 70% during our holding period.

Our underweighting in the financial sector versus the benchmark index was also a positive as this group suffered under a cloud of weakening international conditions. We held about a 5.5% weighting, while the index contains 26.4% in financial stocks. We also received good performance from three software and technology services companies which we purchased early in the fund's existence. These were Computer Sciences Corporation, Rational Software Corporation, and American Management Systems, Inc.

OPPORTUNITIES ABOUND IN DEPRESSED MARKETS

Much has changed in the stock markets over the last year. The perception of midcaps as more value-oriented than their large cap counterparts continues to grow. It is now easy to find midcap stocks with valuation levels not seen since the mid-1980s, despite the fact that interest rates are about half of what they were at that time.

We continue to seek attractively priced stocks that should be only minimally negatively impacted by a barrage of Asian and emerging market imports, such as computer service companies and other industries with high entry barriers. We also believe there are excellent bargains in less well-known names that have been undeservedly depressed by investors' preference for defensive issues.


/s/ Jim Schier
-----------------------
Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced fund expenses and in the absence of such waiver the performance quoted would be reduced.




-------------------------------------------------------------------------------
                                       12

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - VALUE SERIES
         NOVEMBER 15, 1998


-------------------------------------------------------------PERFORMANCE-------

                        SECURITY VALUE SERIES VS. S&P 500
                          AND S&P500/BARRA VALUE INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $11,680. By comparison, the same $10,000 investment would have been $12,853, based on the S&P 500 Index performance. Comparison is also made to the S&P 500/BARRA Value Index. The same $10,000 investment in the S&P 500/BARRA Value Index would have been $11,668.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                                            % of
                                                         Net Assets
   Mylan Laboratories, Inc.                                 4.4%

   Comverse Technology, Inc.                                3.7%

   Equitable Resources, Inc.                                3.2%

   Angelica Corporation                                     2.9%

   RailAmerica, Inc.                                        2.9%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                             1 Year          Since Inception
                                             ------          ---------------
   A Shares                                  (4.31%)        16.31%  (5-1-97)

   A Shares with sales charge                (9.81%)         11.56% (5-1-97)


   B Shares                                  (5.38%)        15.14%  (5-1-97)

   B Shares with CDSC                       (10.11%)        12.47%  (5-1-97)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 1997 (date of inception) to September 30, 1998. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998, and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.



-------------------------------------------------------------------------------
                                       13

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SMALL COMPANY SERIES
         NOVEMBER 15, 1998

                                 [STRONG LOGO]

To Our Shareholders:

The quarter from July 1, 1998 through September 30, 1998 was witness to some of the most turbulent markets in recent history. Many of the concerns existing since the beginning of the Asian crisis last year have come to the forefront. What appeared at first to be confined to Asia spread throughout the world's financial markets. Many global economies are now in recession, and others are teetering on the brink. In financial markets investors are fleeing from risk, triggering a credit crunch that further threatens growth.

[Ronald C. Ognar
Portfolio Manager PHOTO]


SMALL CAP STOCKS SUFFERED MORE THAN THEIR LARGE CAP COUNTERPARTS

U.S. equities fell sharply as investors lowered earnings expectations. Many stocks, both large and small, have experienced declines in excess of 20% from their 1998 highs. The declines in the average stock resemble those that occurred in 1987 and 1990. While the declines in the large-cap stocks have been severe, mid- and small-caps have suffered greater losses in the flight to quality.

For the period from inception of the fund, October 15, 1997, through September 30 of this year, the Small Company Series of Security Equity Fund returned -12.95% (1) As bad as this sounds, it was really quite favorable when compared with the benchmark Russell 2000 Index which declined 20.49% over the same period. The portfolio outperformed its benchmark primarily because of its larger-than-normal cash position and advantageous stock selection in commercial services and retail sectors of the market.

SECTOR SHIFTS BASED ON INCREASED RISK

During the fourth quarter of the fiscal year (the third calendar quarter) we shifted away from the most cyclical issues, particularly retailers and other consumer cyclicals, as high valuations and recession fears increased the risk in those groups. We also reduced our holdings in financials. A portion of the proceeds from these sales went into stocks with more dependable earnings, and we raised cash reserves with the remainder. Health care exposure was significantly increased as we sought safe havens where consumer spending will likely remain stable during an economic slowdown. Later in the quarter we began cautiously to redeploy cash reserves into technology and health care issues that had been severely depressed.

VOLATILITY AND INTERNATIONAL INSTABILITY EXPECTED TO CONTINUE

Looking ahead, we expect continued volatility in equities. A great deal of negative news has been priced into the market so far, but more may be forthcoming. We are especially concerned about earnings reductions over the next several months, additional negative news regarding President Clinton, and continued international instability. Because of their relatively low current valuations, we believe small cap stocks may do better in the months ahead.

The Federal Reserve now seems willing to lower interest rates in an effort to maintain healthy economic growth in the U.S. It may take several more Fed rate cuts and a coordinated effort by the G7 countries before the market will be in the position to start a new up phase. We will continue to invest in the highest quality growth companies with capable managements, selling at reasonable valuations.


/s/ Ronald C. Ognar
------------------------
Ronald C. Ognar
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal period ended September 30, 1998 and in the absence of such waiver the performance quoted would be reduced.




-------------------------------------------------------------------------------
                                       14

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SMALL COMPANY SERIES
         NOVEMBER 15, 1998


-------------------------------------------------------------PERFORMANCE-------

                              SMALL COMPANY SERIES
                          VS. RUSSELL 2000 INDEX, AND
                           RUSSELL 2000 GROWTH INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Small Company Series on October 15, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $8,205. By comparison, the same $10,000 investment would have been $7,912, based on the Russell 2000 index performance. Comparison is also made to the S&P Russell 2000 Growth Index. The same $10,000 investment in the Russell 2000 Growth Index would have been $7,342 over the same period.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                            % of
                                                         Net Assets
                                                         ----------
   Lason, Inc.                                              3.7%

   Profit Recovery Group
       International, Inc.                                  3.0%

   99 Cents Only Stores                                     2.8%

   ResMed, Inc.                                             2.5%

   Province Healthcare Company                              2.4%


   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                     Since Inception
                                                     ---------------
   A Shares                                       (12.95%)  (10-15-97)

   A Shares with sales charge                     (17.95%)  (10-15-97)


   B Shares                                       (13.70%)  (10-15-97)

   B Shares with CDSC                             (18.02%)  (10-15-97)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from October 15, 1997 (date of inception) to September 30, 1998. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended September 30, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.


-------------------------------------------------------------------------------
                                       15

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY ULTRA FUND
         NOVEMBER 15, 1998


To Our Shareholders:

The year ended September 30, 1998 was difficult for all but the largest stocks. Security Ultra Fund generated a -12.45% total return for the fiscal year, while the Lipper peer group average dropped 11.95% (1) The benchmark Standard & Poor's Midcap 400 Index returned -6.1% while the small-cap Russell 2000 Index lost 18.9%.

SOME BRIGHT SPOTS IN AN OTHERWISE GLOOMY PICTURE

Despite the weak markets, there were some positive factors in the portfolio. Our overweightings versus the benchmark S&P Midcap 400 Index in the technology and health care sectors, two sectors which performed favorably versus the overall index results, lent some stability. A strong stock selection in the financial industry allowed that sector of the portfolio to generate a slightly positive return while the parallel sector in the benchmark was down nearly 8%.

In the health care arena we also benefited from takeovers in three stocks in the portfolio. R.P. Scherer Corporation, a developer and producer of drug delivery systems, agreed to merge with Cardinal Health, Inc. ATL Ultrasound, Inc., which develops, manufactures, and markets diagnostic medical ultrasound systems and supplies, was acquired by Philips Electronics NV. Depuy, Inc., a manufacturer of orthopedic devices and supplies, was purchased by Johnson & Johnson.

Among the financial stocks in the portfolio the strongest performer was AFLAC Inc., whose principal subsidiary is American Family Life Assurance Company. The stock rose 11.77% over the fiscal year as it generated strong growth despite the difficult economic conditions in Japan, one of the primary countries in which it does business.

AREAS WHICH FARED LESS WELL

Even though the decision to overweight the technology sector helped overall performance, some names among the portfolio holdings underperformed their peers in the benchmark index. Chief among these was the stock of Transcrypt International, Inc., which designs and manufactures information security products and wireless communications equipment. Transcrypt suffered under the cloud of alleged irregularities in accounting practices. Three other tech issues, ADC Telecommunications, Inc., Cambridge Technology, Inc., and Sawtek, Inc., all lost ground because of investors' fears of slowing earnings growth in the companies.

In the portfolio our utility sector weighting was low at about 1% compared with the benchmark index's 11%. This sector turned in a strong performance after mid-July because these companies' operations and earnings are largely U.S.-oriented. When the developing global economic crisis began to weigh heavily on companies with international exposure, those firms such as the utilities with domestic orientations outperformed.

COMPANIES WITH LITTLE INTERNATIONAL EXPOSURE SHOULD PERFORM FAVORABLY

We believe that the midcap sector of the stock market is poised for a powerful rally once market participants begin to believe that 1999 earnings will not decline precipitously. We are acutely aware that the world is a much different place today than a year ago, and we seek to emphasize companies with unique products and competitive strengths that are not directly negatively influenced by a more competitive international marketplace. We expect that the technology service, health care, and media companies will be among this group and plan to emphasize them in the coming months.



/s/ Jim Schier
--------------------------
Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


-------------------------------------------------------------------------------
                                       16

-------------------------------------------------------------------------------
         SECURITY ULTRA FUND
         NOVEMBER 15, 1998


-------------------------------------------------------------PERFORMANCE-------

                               SECURITY ULTRA FUND
                               VS.S&P MIDCAP 400

                                     [GRAPH]



                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1988, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $20,952. In comparison, the same $10,000 investment would have grown to $46,759 based on the S&P Midcap 400's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.


-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                            % of
                                                         Net Assets
                                                         ----------
   Mylan Laboratories, Inc.                                 6.5%

   Comverse Technology, Inc.                                5.0%

   Rational Software Corporation                            3.2%

   AFLAC, Inc.                                              3.2%

   American Management Systems, Inc.                        3.1%


   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                   1 year   5 years   10 years
                                                   ------   -------   --------
   A Shares                                       (12.45%)    7.57%    8.32%

   A Shares with sales charge                     (17.45%)    6.29%    7.68%

   B Shares                                       (13.30%)    6.28%      N/A
                                                           (10-19-93)
                                                       (since inception)

   B Shares with CDSC                             (17.64%)   5.80%      N/A
                                                           (10-19-93)
                                                       (since inception)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.



-------------------------------------------------------------------------------
                                       17

         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY GROWTH AND INCOME FUND

                                                    PRINCIPAL
                                                    AMOUNT OR
                                                     NUMBER         MARKET
PREFERRED STOCKS                                    OF SHARES       VALUE
----------------------------------------------------------------------------
BANKING - 0.2%
California Federal Bank..........................      7,000        $178,938

CONSUMER CYCLICAL - 0.5%
CSC Holdings, Inc................................      1,888         202,498
Primedia, Inc....................................      2,500         255,000
                                                                ------------
                                                                     457,498
                                                                ------------
   Total preferred stocks - 0.7%............................         636,436

CORPORATE BONDS
---------------

AEROSPACE - 0.2%
Burke Industries, Inc.,
   10.00% - 2007.................................   $175,000         174,563

BANKING - 0.4%
Bay View Capital Corporation,
   9.125% - 2007.................................   $100,000          97,875
BF Saul REIT, 9.75% - 2008.......................   $100,000          87,500
Homeside, Inc., 11.25% - 2003....................   $121,000         140,511
                                                                ------------
                                                                     325,886
BEVERAGE - 0.2%
Delta Beverage Group,
   9.75% - 2003..................................   $200,000         200,000

BROKERAGE - 0.2%
SI Financing Trust I,
   9.50% - 2026(1)...............................      7,500         200,625

BUILDING MATERIALS - 0.2%
Nortek, Inc., 8.875% - 2008......................   $150,000         144,750

CHEMICALS - 0.0%
Envirodyne Industries, Inc.,
   12.00% - 2000.................................    $34,000          34,128

CONSTRUCTION MACHINERY - 0.3%
AGCO Corporation,
   8.50% - 2006..................................   $150,000         146,625

Columbus McKinnon Corporation,
   8.50% - 2008..................................   $150,000         143,437
                                                                ------------
                                                                     290,062
CONSUMER CYCLICAL - OTHER - 0.1%
American ECO Corporation,
   9.625% - 2008.................................   $125,000         108,125

CONSUMER PRODUCTS - 0.2%
Revlon Consumer Products,
   8.125% - 2006.................................   $175,000         172,813



                                                    PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                          AMOUNT         VALUE
----------------------------------------------------------------------------

ELECTRIC UTILITY - 0.4%
AES Corporation, 10.25% - 2006...................   $200,000        $207,500
Cal Energy Company, Inc.,
   9.50% - 2006..................................    100,000         109,000
                                                                ------------
                                                                     316,500
ENERGY - OTHER - 0.1%
P&L Coal Holdings Corporation,
   8.875% - 2008.................................     75,000          76,125

ENERGY - REFINING - 0.3%
Crown Central Petroleum,
   10.875% - 2005................................    200,000         206,750

ENTERTAINMENT - 0.1%
Empress Entertainment, Inc.,
   8.125% - 2006.................................     75,000          74,625

FINANCE - 0.4%
Dollar Financial Group, Inc.,
   10.875% - 2006................................    300,000         294,750

FOOD - 0.6%
Carrolls Corporation,
   11.50% - 2003.................................    425,000         444,125
Nash Finch Company,
   8.50% - 2008..................................    100,000          94,000
                                                                ------------
                                                                     538,125
GAMING - 0.3%
MGM Grand, Inc., 6.95% - 2005....................    125,000         127,812
Mirage Resorts, Inc.,
   6.625% - 2005.................................    125,000         126,094
                                                                ------------
                                                                     253,906
HEALTH CARE - 0.4%
Multicare Companies, Inc.,
   9.00% - 2007..................................    200,000         188,500
Prime Medical Services, Inc.,
   8.75% - 2008..................................     75,000          69,000
Tenet Healthcare Corporation,
   8.125% - 2008.................................    100,000         102,375
                                                                ------------
                                                                     359,875
HOME CONSTRUCTION - 0.2%
Hovnanian Enterprise,
   9.75% - 2005..................................    100,000          91,750
Toll Corporation, 7.75% - 2007...................    100,000          98,750
                                                                ------------
                                                                     190,500
INSURANCE - 0.1%
General American Life Insurance
   Company, 8.525% - 2027........................     75,000          83,906


                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND
          (CONTINUED)

                                       PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------------------------------------------
LODGING - 0.2%
Properties, 7.875% - 2008          $175,000     $   172,812

MEDIA - CABLE - 1.6%
Adelphia Communication Corporation,
   8.125% - 2003                        175,000         175,875
Century Communications Corporation,
   9.50% - 2005                         100,000         108,500
   8.375% - 2007                        100,000         103,000
CF Cable T.V., Inc.,
   11.625% - 2005                       150,000         166,312
CSC Holdings, Ltd.,
   7.625% - 2018                         75,000          72,375
   7.875% - 2018                         25,000          24,688
Diamond Holdings, Inc.,
   9.125% - 2008                        125,000         122,187
Jones Intercable, Inc.,
   7.625% - 2008                        100,000         103,000
Lenfest Communications, Inc.,
   10.50% - 2006                        125,000         141,875
Rogers Cablesystems, Inc.,
   9.625% - 2002                        175,000         184,844
Rogers Communications, Inc.,
   9.125% - 2006                        200,000         199,500
                                                   ------------
                                                      1,402,156
MEDIA - NONCABLE - 0.6%
Albritton Communications Company,
   9.75% - 2007                         125,000         128,438
Golden Books Publishing, Inc.,
   7.65% - 2002                         200,000          62,500
Heritage Media Corporation,
   8.75% - 2006                         100,000         104,500
Hollinger International, Inc.,
   9.25% - 2006                         200,000         208,000
                                                   ------------
                                                        503,438
METALS - 0.4%
Ameristeel Corporation,
   8.75% - 2008                         100,000          96,875
Simcala, Inc., 9.625% - 2006             75,000          59,813
Wheeling-Pittsburgh Corporation,
   9.25% - 2007                         100,000          92,500
WHX Corporation,
   10.50% - 2005                         75,000          68,812
                                                   ------------
                                                        318,000
PACKAGING - 0.2%
Indesco International, Inc.,
   9.75% - 2008                         175,000         162,750

RETAILERS - 0.3%
Specialty Retailers, Inc.,
   8.50% - 2005                        $125,000     $   115,938
Zale Corporation, 8.50% - 2007         $100,000          97,750
                                                   ------------
                                                        213,688
SERVICES - 0.3%
Loewen Group, Inc.,
   6.70% - 1999                         $75,000          73,781
Protection One, Inc.,
   7.375% - 2005                       $200,000         209,000
                                                   ------------
                                                        282,781
TELECOMMUNICATIONS - 1.1%
Comcast Cellular Holdings, Inc.,
   9.50% - 2007                        $200,000         205,250
Mastec, Inc., 7.75% - 2008              $75,000          69,844
Mcleodusa, Inc., 8.375% - 2008         $175,000         172,375
MJD Communications, Inc.,
   9.50% - 2008                        $175,000         175,875
RCN Corporation, 10.00% - 2007         $225,000         210,937
Satelites Mexicanos, Inc.,
   10.125% - 2004                      $200,000         135,500
                                                   ------------
                                                        969,781
TEXTILES - 0.2%
Delta Mills, Inc., 9.625% - 2007       $100,000          92,250
Westpoint Stevens, Inc.,
   7.875% - 2008                        $75,000          76,312
                                                   ------------
                                                        168,562
                                                   ------------
   Total corporate bonds - 9.6%                       8,239,982

COMMON STOCKS
-------------

AEROSPACE/DEFENSE - 1.4%
Boeing Company                           20,000         686,250
Precision Castparts Corporation          12,000         495,000
                                                   ------------
                                                      1,181,250
AUTOMOBILES - 0.8%
General Motors Corporation               13,000         710,937

AUTO PARTS & EQUIPMENT - 1.7%
Genuine Parts Company                    20,000         601,250
TRW, Inc.                                20,000         887,500
                                                   ------------
                                                      1,488,750
BANKS - MAJOR REGIONAL - 2.6%
Banc One Corporation                     16,000         682,000
Bankers Trust Corporation                12,000         708,000
J.P. Morgan & Company, Inc.              10,000         846,250
                                                   ------------
                                                      2,236,250

                             See accompanying notes.
-------------------------------------------------------------------------------
                                       19
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-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND
          (CONTINUED)

                                          NUMBER       MARKET
COMMON STOCK (CONTINUED)                OF SHARES      VALUE
---------------------------------------------------------------
BEVERAGES - ALCOHOLIC - 1.1%
Anheuser-Busch Companies, Inc........... 18,000     $   972,000

BEVERAGES - SOFT DRINK - 0.5%
PepsiCo, Inc............................ 14,000         412,125

CHEMICALS - BASIC - 1.4%
E.I. du Pont de Nemours & Company        12,000         673,500
Praxair, Inc............................ 16,000         523,000
                                                   ------------
                                                      1,196,500
COMMUNICATION EQUIPMENT - 0.6%
Motorola, Inc........................... 12,000         512,250

CONTAINERS & PACKAGING - 1.8%
Bemis Company, Inc...................... 20,000         701,250
Crown Cork & Seal Company, Inc.          16,000         428,000
Union Camp Corporation.................. 10,000         393,750
                                                   ------------
                                                      1,523,000
ELECTRICAL EQUIPMENT - 1.1%
Emerson Electric Company................  6,000         373,500
Hubbell, Inc. (Cl.B).................... 15,000         532,500
                                                   ------------
                                                        906,000
ELECTRIC COMPANIES - 6.5%
Allegheny Energy, Inc................... 13,000         410,313
Baltimore Gas & Electric Company........ 10,000         333,750
Cinergy Corporation..................... 20,000         765,000
Kansas City Power & Light Company....... 30,000         913,125
LG&E Energy Corporation................. 10,000         278,750
Northern States Power Company........... 16,000         449,000
Peco Energy Company..................... 24,000         877,500
Potomac Electric Power Company.......... 20,000         530,000
Public Service Enterprise Group, Inc.... 13,000         511,062
Texas Utilities Company................. 10,000         465,625
                                                   ------------
                                                      5,534,125
ELECTRONICS - DEFENSE - 1.3%
Raytheon Company (Cl.B)................. 20,200       1,089,537

ELECTRONICS - DISTRIBUTION - 0.5%
W.W. Grainger, Inc...................... 10,000         421,250

ELECTRONICS - INSTRUMENTATION - 0.3%
Tektronix, Inc.......................... 15,000         232,500

FOODS - 2.2%
ConAgra, Inc............................ 10,000         269,375
General Mills, Inc...................... 12,700         889,000
Tyson Foods, Inc. (Cl.A)................ 34,700         689,662
                                                   ------------
                                                      1,848,037
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B).......................  4,000         147,250

GAMING & LOTTERY - 0.4%
Mirage Resorts, Inc..................... 20,000     $   335,000

HEALTH CARE - DRUGS (MAJOR) - 1.3%
Mylan Laboratories, Inc.................  8,000         236,000
Teva Pharmaceutical
   Industries, Ltd. ADR................. 22,200         840,825
                                                   ------------
                                                      1,076,825
HEALTH CARE - LONG TERM CARE - 0.6%
Integrated Health Services, Inc......... 30,500         512,781

HEALTH CARE - MANAGED CARE - 1.8%
Humana, Inc.*........................... 44,600         730,325
United Healthcare Corporation........... 22,800         798,000
                                                   ------------
                                                      1,528,325
HEALTH CARE - SPECIALIZED SERVICES - 0.4%
Alza Corporation*.......................  8,000         347,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.5%
Whirlpool Corporation...................  9,000         423,000

HOUSEHOLD PRODUCTS - 0.9%
Kimberly-Clark Corporation.............. 18,000         729,000

INSURANCE - LIFE/HEALTH - 0.6%
Aetna, Inc..............................  8,000         556,000

INSURANCE - PROPERTY & CASUALTY - 3.5%
Chubb Corporation....................... 10,000         630,000
Leucadia National Corporation........... 30,000         879,375
SAFECO Corporation...................... 15,000         625,313
St. Paul Companies, Inc................. 26,700         867,750
                                                   ------------
                                                      3,002,438
MACHINERY - DIVERSE - 1.4%
Deere & Company......................... 20,000         605,000
Ingersoll-Rand Company.................. 16,000         607,000
                                                   ------------
                                                      1,212,000
MANUFACTURING - DIVERSIFIED - 1.1%
Tenneco, Inc............................ 28,000         920,500

MEDICAL PRODUCTS & SUPPLIES - 2.5%
Baxter International, Inc............... 20,000       1,190,000
Dentsply International, Inc.............  8,000         179,000
St. Jude Medical, Inc.*................. 32,000         740,000
                                                   ------------
                                                      2,109,000
METALS - MINING - 1.3%
Asarco, Inc............................. 60,000       1,147,500


                            See accompanying notes.

-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND
          (CONTINUED)

                                        NUMBER         MARKET
COMMON STOCKS                          OF SHARES       VALUE
---------------------------------------------------------------
NATURAL GAS - 2.8%
Consolidated Natural Gas Company.......  15,000    $    817,500
Equitable Resources, Inc...............  20,000         508,750
People's Energy Corporation............  30,000       1,080,000
                                                   ------------
                                                      2,406,250
OFFICE EQUIPMENT & SUPPLIES - 1.4%
Corporate Express, Inc.*.............   100,000       1,193,750

OIL - DOMESTIC - 0.6%
Unocal Corporation...................    15,000         543,750

OIL - INTERNATIONAL - 2.7%
Mobil Corporation....................    10,000         759,375
Royal Dutch Petroleum
   Company ADR.......................    32,600       1,552,575
                                                   ------------
                                                      2,311,950
OIL & GAS - DRILLING & EQUIPMENT - 2.8%
Halliburton Company....................  32,000         914,000
Schlumberger, Ltd......................  30,300       1,524,469
                                                   ------------
                                                      2,438,469
OIL & GAS - EXPLORATION & PRODUCTION -.3.6%
Apache Corporation.....................  25,000         670,313
Burlington Resources, Inc..............  19,000         710,125
Kerr-McGee Corporation.................  18,000         819,000
Phillips Petroleum Company.............  19,000         857,375
                                                   ------------
                                                      3,056,813
OIL & GAS - REFINING & MARKETING - 0.8%
Ultramar Diamond
   Shamrock Corporation................  30,000         682,500

PAPER & FOREST PRODUCTS - 2.3%
Boise Cascade Corporation..............  20,000         506,250
Champion International
   Corporation.........................  10,000         313,125
International Paper Company............   8,000         373,000
Louisiana-Pacific Corporation..........  40,000         815,000
                                                   ------------
                                                      2,007,375
PERSONAL CARE - 0.5%
Alberto-Culver Company.................  20,000         467,500

PHOTOGRAPHY - IMAGING - 0.9%
Eastman Kodak Company..................  10,000         773,125

PUBLISHING - 0.9%
Dow Jones & Company, Inc...............  16,000         744,000

RAILROADS - 2.2%
Burlington Northern Santa Fe
   Corporation.........................  21,000         672,000
Norfolk Southern Corporation...........  18,000         523,125
Union Pacific Corporation..............  16,000         682,000
                                                   ------------
                                                      1,877,125
REAL ESTATE INVESTMENT TRUSTS - 3.5%
Camden Property Trust..................  20,000     $   558,750
HRPT Properties Trust..................  20,000         322,500
Highwoods Properties, Inc..............  10,000         277,500
Hospitality Properties Trust...........  20,000         595,000
Liberty Property Trust.................  24,000         571,500
Simon Property Group, Inc..............  12,000         357,000
United Dominion Realty Trust, Inc......  30,000         341,250
                                                   ------------
 .......................................               3,023,500
RESTAURANTS - 1.8%
Landry's Seafood Restaurants, Inc.*....  60,000         405,000
McDonald's Corporation.................   8,000         477,500
Wendy's International, Inc.............  30,000         665,625
                                                   ------------
                                                      1,548,125
RETAIL - DEPARTMENT STORES - 0.7%
Dillard's Inc..........................  20,000         566,250

RETAIL - FOOD CHAINS - 1.0%
Giant Food, Inc........................  20,000         863,750

RETAIL - SPECIALTY - 0.4%
Toys "R" Us, Inc.*.....................  20,000         323,750

SERVICES - COMMERCIAL & CONSUMER - 1.4%
Angelica Corporation...................  43,800         703,538
Laidlaw, Inc...........................  49,000         462,437
                                                   ------------
                                                      1,165,975
SERVICES - DATA PROCESSING - 1.6%
Electronic Data System Corporation.....  20,000         663,750
First Data Corporation.................  30,000         705,000
                                                   ------------
                                                      1,368,750

TELECOMMUNICATION - 6.1%
Alltel Corporation.....................  24,000       1,137,000
Bell Atlantic Corporation..............  26,000       1,259,375
GTE Corporation........................  24,000       1,320,000
SBC Communications, Inc................  35,000       1,555,312
                                                   ------------
                                                      5,271,687
TELECOMMUNICATION - LONG DISTANCE - 1.8%
AT&T Corporation.......................  26,000       1,519,375

TEXTILES - APPAREL - 0.5%
The Warnaco Group, Inc.................  20,000         462,500

TOBACCO - 2.5%
Philip Morris Companies, Inc...........  31,000       1,427,938
UST, Inc...............................  24,000         709,500
                                                   ------------
                                                      2,137,438


See accompanying notes
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND
          (CONTINUED)

                                       PRINCIPAL       MARKET
COMMON STOCK (CONTINUED)                AMOUNT         VALUE
---------------------------------------------------------------
TRUCKING - 0.4%
Werner Enterprises, Inc................  24,000   $     378,000

WASTE MANAGEMENT - 0.8%
Browning-Ferris Industries, Inc........  23,000         695,750
                                                   ------------

   Total common stocks - 84.3%...................    72,138,587
                                                   ------------
   Total investments - 94.6%.....................    81,015,005
   Cash and other assets, less liabilities - 5.4%     4,613,119
                                                   ------------
   Total net assets - 100.0%.....................   $85,628,124
                                                   ============

SECURITY EQUITY FUND-EQUITY SERIES
------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE/DEFENSE - 1.0%
Lockheed Martin Corporation. . . . . . . 85,000    $  8,569,062

AUTOMOBILES - 0.5%
Chrysler Corporation. . . . . . . . . .  90,000       4,308,750

BANKS - MAJOR REGIONAL - 3.7%
Bank of New York Company, Inc.. . . . . 400,000      10,950,000
Northern Trust Corporation. . . . . . . 200,000      13,650,000
Norwest Corporation . . . . . . . . . . 240,000       8,595,000
                                                   ------------
                                                     33,195,000
BANKS - MONEY CENTER - 0.9%
Chase Manhattan Corporation . . . . . . 190,000       8,217,500

BEVERAGES - SOFT DRINK - 0.7%
Whitman Corporation . . . . . . . . . . 400,000       6,375,000

BROADCAST MEDIA - 0.6%
Chancellor Media Corporation* . . . . . 150,000       5,006,250

BUILDING MATERIALS - 0.4%
Masco Corporation . . . . . . . . . . . 150,000       3,693,750

CHEMICALS - BASIC - 0.6%
Praxair, Inc. . . . . . . . . . . . . .  80,000       2,615,000
Solutia, Inc. . . . . . . . . . . . . . 120,000       2,707,500
                                                   ------------
                                                      5,322,500
COMPUTER HARDWARE - 2.2%
Compaq Computer Corporation . . . . . . 200,000       6,325,000
International Business Machines
   Corporation. . . . . . . . . . . . .  60,000       7,680,000
Sun Microsystems, Inc.* . . . . . . . . 120,000       5,977,500
                                                   ------------
                                                     19,982,500
COMPUTERS - NETWORKING - 1.0%
Cisco Systems, Inc.*  . . . . . . . . . 150,000   $   9,271,875

COMPUTER SOFTWARE/SERVICES - 4.7%
BMC Software, Inc.* . . . . . . . . . . 250,000      15,015,625
Computer Sciences Corporation* . . . .  120,000       6,540,000
Microsoft Corporation*  . . . . . . . . 180,000      19,811,250
Wang Laboratories, Inc. Warrants* . . .   2,369          12,807
                                                   ------------
                                                     41,379,682
ELECTRICAL EQUIPMENT - 2.8%
Emerson Electric Company  . . . . . . . 150,000       9,337,500
General Electric Company  . . . . . . . 200,000      15,912,500
                                                   ------------
                                                     25,250,000
ELECTRONICS - SEMICONDUCTORS - 0.6%
Intel Corporation . . . . . . . . . . .  60,000       5,145,000

ENTERTAINMENT - 0.8%
Time Warner, Inc. . . . . . . . . . . .  80,000       7,005,000

FINANCIAL - DIVERSE - 4.3%
American General Corporation . . . . .  150,000       9,581,250
Fannie Mae . . . . . . . . . . . . . .  230,000      14,777,500
Freddie Mac. . . . . . . . . . . . . .  270,000      13,348,125
                                                   ------------
                                                     37,706,875
FOODS - 3.1%
Bestfoods . . . . . . . . . . . . . .   240,000      11,625,000
ConAgra, Inc. . . . . . . . . . . . .   320,000       8,620,000
Ralston-Ralston Purina Group. . . . .   255,000       7,458,750
                                                   ------------
                                                     27,703,750
HEALTH CARE - DIVERSE - 4.2%
American Home Products
   Corporation . . . . . . . . . . . .  260,000      13,617,500
Bristol-Myers Squibb Company . . . . .  150,000      15,581,250
Johnson & Johnson. . . . . . . . . . .  100,000       7,825,000
                                                   ------------
                                                     37,023,750
HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
Leggett & Platt, Inc.. . . . . . . . .  461,000       9,565,750

HOUSEHOLD PRODUCTS - 3.0%
Colgate-Palmolive Company. . . . . . .  100,000       6,850,000
Fort James Corporation . . . . . . . .  280,000       9,187,500
Procter & Gamble Company, The. . . . .  150,000      10,640,625
                                                   ------------
                                                     26,678,125
INSURANCE - LIFE/HEALTH - 1.4%
Protective Life Corporation. . . . . .  130,000       4,680,000
Unum Corporation . . . . . . . . . . .  150,000       7,453,125
                                                   ------------
                                                     12,133,125


                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - GLOBAL SERIES
          (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)              OF SHARES     VALUE
---------------------------------------------------------------
INSURANCE - MULTI-LINE - 3.6%
American International Group, Inc...... 150,000     $11,550,000
Hartford Financial Services
   Group, Inc.......................... 200,000       9,487,500
Lincoln National Corporation........... 135,000      11,103,750
                                                   ------------
                                                     32,141,250
INSURANCE - PROPERTY & CASUALTY - 1.3%
Allstate Corporation..................  270,000      11,255,625

LODGING - HOTELS - 1.3%
Carnival Corporation (Cl. A)..........  370,000      11,770,625

MANUFACTURING - DIVERSIFIED - 6.1%
AlliedSignal, Inc.....................  320,000      11,320,000
Crane Company.........................  300,000       7,050,000
Textron, Inc..........................  105,000       6,365,625
Tyco International, Ltd...............  240,000      13,260,000
U.S. Industries, Inc..................  470,000       7,079,375
United Technologies Corporation.......  115,000       8,790,312
                                                   ------------
                                                     53,865,312
MEDICAL PRODUCTS & SUPPLIES - 4.0%
Baxter International, Inc.............  200,000      11,900,000
Becton, Dickinson & Company...........  300,000      12,337,500
Medtronic, Inc........................  200,000      11,575,000
                                                   ------------
                                                     35,812,500
NATURAL GAS - 1.3%
Coastal Corporation...................  340,000      11,475,000

OIL - DOMESTIC - 0.6%
USX - Marathon Group..................  155,000       5,492,812

OIL - INTERNATIONAL - 4.4%
Chevron Corporation...................   90,000       7,565,625
Mobil Corporation.....................  140,000      10,631,250
Royal Dutch Petroleum
   Company ADR........................  200,000       9,525,000
Texaco, Inc...........................  180,000      11,283,750
                                                   ------------
                                                     39,005,625
OIL & GAS - REFINING & MARKETING - 1.0%
Williams Companies, Inc., The.......... 300,000       8,625,000
PHARMACEUTICALS - 3.4%
Schering-Plough Corporation............ 185,000      19,159,063
SmithKline Beecham PLC ADR............. 200,000      10,950,000
                                                   ------------
                                                     30,109,063
PHOTOGRAPHY/IMAGING - 1.0%
Xerox Corporation...................... 100,000       8,475,000

PUBLISHING - 1.0%
McGraw-Hill Companies, Inc............  110,000       8,717,500

PUBLISHING - NEWSPAPER - 1.9%
Gannett Company, Inc..................  160,000   $   8,570,000
Tribune Company.......................  165,000       8,301,563
                                                   ------------
                                                     16,871,563
RETAIL - APPAREL - 0.9%
TJX Companies, Inc..................... 440,000       7,837,500

RETAIL - BUILDING SUPPLIES - 1.3%
Lowes Companies, Inc..................  125,000       3,976,563
Sherwin-Williams Company..............  350,000       7,568,750
                                                   ------------
                                                     11,545,313
RETAIL - DEPARTMENT STORES - 1.6%
Federated Department Stores, Inc.*....  200,000       7,275,000
Saks, Inc.*...........................  300,000       6,731,250
                                                   ------------
                                                     14,006,250
RETAIL - DRUG STORES - 2.6%
Rite Aid Corporation..................  340,000      12,070,000
Walgreen Company......................  250,000      11,015,625
                                                   ------------
                                                     23,085,625
RETAIL - FOOD CHAINS - 2.8%
Kroger Company*.......................  175,000       8,750,000
Safeway, Inc.*........................  340,000      15,767,500
                                                   ------------
                                                     24,517,500
RETAIL - GENERAL MERCHANDISE - 0.6%
Dayton Hudson Corporation.............. 160,000       5,720,000

RETAIL - SPECIALTY -  1.0%
Payless ShoeSource, Inc.*.............. 225,000       9,309,375

SERVICES - ADVERTISING/MARKETING - 1.2%
Omnicom Group, Inc..................... 240,000      10,800,000

SERVICES - COMMERCIAL & CONSUMER - 1.4%
Viad Corporation....................... 450,000      12,065,625

TELECOMMUNICATIONS - 2.6%
GTE Corporation........................ 100,000       5,500,000
MCI Worldcom, Inc.*.................... 250,000      12,218,750
SBC Communications, Inc................ 125,000       5,554,688
                                                   ------------
                                                     23,273,438
TELECOMMUNICATIONS - LONG DISTANCE - 1.4%
Sprint Corporation....................  170,000      12,240,000
WASTE MANAGEMENT - 0.9%
Waste Management, Inc.................  160,000       7,690,000
                                                   ------------
   Total common stocks - 86.8%....................  769,240,745
   Cash and other assets,
     less liabilities - 13.2%.....................  117,343,812
                                                   ------------
   Total net assets - 100.0%...................... $886,584,557
                                                   ============

                             See accompanying notes.
-----------------------------------------------------------------------------
                                       23

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - GLOBAL SERIES
          (CONTINUED)

                                          NUMBER       MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
AUSTRALIA - 1.1%
Telestra Corporation....................119,600     $   334,856

BRAZIL - 0.5%
Telecomunicacoes Brasileiras S.A.*......  2,500         176,094

CANADA - 2.8%
Imax Corporation ADR*................... 34,500         690,000
Lowen Group, Inc., The..................  4,300          63,425
Yogen Fruz World-Wide, Inc.*............ 27,830         119,438
                                                   ------------
                                                        872,863
DENMARK - 1.3%
Tele Danmark A/S........................  4,100         407,097

FRANCE - 6.9%
Alcatel Alsthom.........................  1,420         126,170
AXA-UAP.................................  2,840         259,941
Banque Nationale De Paris...............  2,400         128,461
Elf Aquitaine S.A. ADR..................  6,900         429,094
SEITA...................................  6,000         346,846
Sidel S.A...............................  4,720         323,380
Vivendi.................................  2,760         549,558
                                                   ------------
                                                      2,163,450
GERMANY - 2.5%
Allianz AG.............................     960         296,949
Kamps AG*..............................     700          36,646
Rhoen-Klinikum AG......................   5,050         453,213
                                                   ------------
                                                        786,808
GREECE - 2.1%
Aktor S.A.*............................  14,700         132,196
Commercial Bank of Greece S.A..........   4,200         328,119
Ergo Bank S.A..........................   2,600         209,441
                                                   ------------
                                                        669,756
HONG KONG - 0.2%
JCG Holdings, Ltd...................... 320,000          57,818

IRELAND - 3.8%
Allied Irish Banks PLC.................  19,500         285,599
Elan Corporation PLC ADR...............  11,500         828,719
Ryanair Holdings PLC...................  13,640          75,832
                                                   ------------
                                                      1,190,150
ITALY - 3.2%
Banca Nazionale del Lavoro*...........   89,000         226,210
Instituto Nazionale delle
   Assicurazioni......................   88,300         224,430
Mediolanum SpA........................    9,000         206,421
Telecom Italia SpA....................   52,900         364,149
                                                   ------------
                                                      1,021,210
JAPAN - 7.7%
Amway Japan, Ltd......................   13,300     $    97,708
Asahi Diamond Industry
   Company, Ltd.......................   49,000         196,907
Benesse Corporation...................    2,000          79,929
Bunka Shutter Company, Ltd............   24,000          49,368
Doutor Coffee Company, Ltd............    7,000         194,902
House Foods Corporation...............   12,000         150,749
Mos Food Service, Inc.................   18,000         218,190
National House Industrial
   Company, Ltd.......................   46,000         324,420
Nippon Flour Mills....................   65,000         138,481
Nisshin Flour Milling Company, Ltd....   23,000         167,448
Paris Miki, Inc.......................    3,600          48,398
Rinnai Corporation....................    9,500         149,353
Snow Brand Milk Products
   Company, Ltd.......................   70,000         212,386
Sumitomo Forestry Company.............   33,000         162,188
Tiemco, Ltd...........................    3,300          20,607
York-Benimaru Company, Ltd............    9,900         232,736
                                                   ------------
                                                      2,443,770
LUXEMBOURG - 0.6%
Espirito Santo Financial Group ADR....   12,900         200,756
NETHERLANDS - 2.4%
Koninklijke Ahold NV..................   18,600         555,504
Koninklijke KPN LV....................    6,600         203,766
                                                   ------------
                                                        759,270
NORWAY - 1.9%
Saga Petroleum ASA "A"................   30,300         311,109
Storebrand ASA*.......................   41,200         283,873
                                                   ------------
                                                        594,982
PHILIPPINES - 0.0%
C&P Homes, Inc........................1,397,450           7,506

SINGAPORE - 1.8%
Keppel Fels, Ltd......................   21,000          23,310
Mandarin Oriental International, Ltd..   60,000          28,200
Singapore Press Holdings, Ltd.........   21,000         174,512
Singapore Telecommunications, Ltd.....  203,000         339,799
                                                   ------------
                                                        565,821
SPAIN - 2.2%
Mapfre Vida Seguros...................    4,949         191,599
Tabacalera S.A........................   22,500         493,348
                                                   ------------
                                                        684,947

                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - GLOBAL SERIES
          (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)             OF SHARES        VALUE
---------------------------------------------------------------
SWEDEN - 2.6%
Castellum AB*........................... 55,000       $ 544,068
Swedish Match AB........................ 87,224         271,653
                                                   ------------
                                                        815,721
SWITZERLAND - 5.8%
Nestle S.A..............................    202         401,870
Novartis AG.............................    414         663,632
Roche Holdings AB.......................     56         602,759
Schweizerische Lebensversicherungs-
   und Rentenstalt......................    342         153,422
                                                   ------------
                                                      1,821,683
UNITED KINGDOM - 13.1%
Aegis Group PLC.........................339,000         486,802
BritishTelecommunications PLC........... 20,500         273,824
Cadbury Schweppes PLC................... 22,300         289,909
Capita Group PLC........................ 35,900         369,711
D.F.S. Furniture Company PLC............ 55,800         188,705
George Wimpey PLC.......................108,000         177,112
Glaxo Wellcome PLC...................... 12,600         371,078
Oriflame International S.A.............. 12,000          27,224
Polypipe PLC............................ 65,500         114,650
Provident Financial PLC................. 32,161         431,223
Regent Inns PLC......................... 72,700         174,200
Rio Tinto PLC........................... 25,600         307,578
Royal Bank of Scotland Group PLC........ 11,400         131,738
SmithKline Beecham PLC.................. 47,800         527,597
Vodafone Group PLC...................... 22,900         266,966
                                                   ------------
                                                      4,138,317
UNITED STATES - 24.1%
Ace, Ltd................................  3,900         117,000
Adaptec, Inc.*.......................... 11,800         112,100
BJ Services Company*....................  8,800         143,000
Bristol-Myers Squibb Company............  1,700         176,588
Caribiner International, Inc.*..........  5,400          45,900
Chevron Corporation.....................  2,100         176,531
Comcast Corporation.....................  2,700         126,731
Consolidated Edison, Inc................  2,700         140,738
Costco Companies, Inc.*.................  2,300         108,963
Cymer, Inc.*............................ 10,500          95,812
Data General Corporation*............... 14,900         162,037
Dominion Resources, Inc.................  2,900         129,412
EMC Corporation*........................  2,300         131,531
Emerson Electric Company................  2,900         180,525
EXEL, Ltd...............................  1,800         113,400
Fannie Mae..............................  2,700         173,475
Federal-Mogul Corporation...............  3,000         140,250
Fort James Corporation..................  5,600         183,750

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)             OF SHARES        VALUE
---------------------------------------------------------------


UNITED STATES (CONTINUED)
Gap, Inc................................  1,950      $  102,863
General Electric Company................  1,900         151,169
GTE Corporation.........................  2,600         143,000
Hershey Foods Corporation...............  2,700         184,781
Home Depot, Inc.........................  2,600         102,700
Johnson & Johnson.......................  2,000         156,500
Lucent Technologies, Inc................  1,400          96,688
Marsh & Mclennan
   Companies, Inc.......................  2,250         111,937
Martin Marietta Materials, Inc..........  3,700         159,794
Merrill Lynch & Company, Inc............  1,200          56,850
Millennium Chemicals, Inc...............  7,100         132,237
Mobil Corporation.......................  2,600         197,438
Motorola, Inc...........................  2,300          98,181
NationsBank Corporation.................  1,900         101,650
Network Associates, Inc.*...............  3,000         106,500
Newell Company..........................  2,800         128,975
Pfizer, Inc.............................  1,200         127,125
Pharmacia & Upjohn, Inc.................  4,200         210,788
Philip Morris Companies, Inc............  3,300         152,006
Procter & Gamble Company, The...........  2,000         141,875
Rite Aid Corporation....................  4,200         149,100
Rubbermaid, Inc.........................  5,900         141,231
Safeway, Inc.*..........................  3,400         157,675
Structural Dynamics
   Research Corporation*................ 14,400         162,000
Sungard Data Systems, Inc.*.............  4,800         151,200
Teva Pharmaceutical
   Industries, Ltd. ADR................. 17,000         643,875
Texaco, Inc.............................  2,800         175,525
Time Warner, Inc........................  1,100          96,319
TJX Companies, Inc......................  5,200          92,625
Tyco International, Ltd.................  1,500          82,875
U.S. Foodservice, Inc.*.................  4,700         195,638
Warner-Lambert Company..................  2,400         181,200
Williams Companies, Inc., The...........  5,300         152,375
Zale Corporation*.......................  4,500         115,312
                                                   ------------
                                                      7,617,750
                                                   ------------
   Total common stocks - 86.6%.................      27,330,625

PREFERRED STOCKS
----------------

GERMANY - 1.5%
Fielman AG..............................  7,400         285,569
Sto Ag Vorzug...........................    578         186,742
                                                   ------------
   Total preferred stocks - 1.5%                        472,311


                            See accompanying notes.
-----------------------------------------------------------------------------
                                       25

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
          (CONTINUED)

                                      PRINCIPAL       MARKET
U.S. GOVERNMENT SECURITIES             AMOUNT          VALUE
---------------------------------------------------------------
U.S. Treasury Strip,
   0.00% - 2023..................... $1,915,000   $     530,090
U.S. Treasury Strip,
   0.00% - 2023.....................  4,337,000       1,184,825
                                                   ------------
   Total U.S. government securities - 5.4%.....       1,714,915
                                                   ------------
   Total investments - 93.5%...................      29,517,851
   Cash and other assets,
     less liabilities - 6.5%...................       2,042,095
                                                   ------------
   Total net assets - 100.0%...................     $31,559,946
                                                   ============

INVESTMENT CONCENTRATION
------------------------
At September 30, 1998, Global Series' investment concentration, by industry, was as follows:
Banking..............................................      5.9%
Building Materials...................................      5.0%
Electric Equipment...................................      2.4%
Chemicals............................................      0.5%
Computer Software/Services...........................      3.4%
Entertainment........................................      3.7%
Financial Services...................................     11.4%
Foods/Beverages......................................      7.7%
Government...........................................      5.4%
Health Care/Drugs....................................     15.8%
Household Products...................................      6.3%
Machinery............................................      1.1%
Manufacturing........................................      4.0%
Oil & Gas............................................      4.1%
Retail...............................................      5.5%
Services.............................................      3.4%
Telecommunications...................................      7.6%
Transportation.......................................      0.3%
Cash, short-term instruments
   and other assets, less liabilities................      6.5%
                                                      ---------
                                                         100.0%
                                                      =========

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

                                       PRINCIPAL
                                       AMOUNT OR
                                        NUMBER          MARKET
CORPORATE BONDS                        OF SHARES         VALUE
---------------------------------------------------------------
BANKING - 0.8%
Bank of New York Co., Inc.,
   6.50% - 2003........................ $25,000       $  26,375
Washington Mutual Capital I,
   8.375% - 2027(1).................... $25,000          27,469
                                                   ------------
                                                         53,844
BROKERAGE - 0.8%
Merrill Lynch & Company, Inc.,
   8.00% - 2007........................ $25,000          28,625
SI Financing Trust I, 9.50% - 2026(1)..     910          24,342
                                                   ------------
                                                         52,967
CAPITAL GOODS - 0.4%
Lafarge Corporation,
   6.375% - 2005....................... $25,000          26,094
CONSUMER CYCLICAL - 3.1%
Lowe's Companies, Inc.,
   6.70% - 2007........................ $25,000          26,625
MGM Grand, Inc., 6.95% - 2005.......... $10,000          10,225
Mirage Resorts, Inc.,
   6.625% - 2005....................... $10,000          10,087
NewsAmerican Holdings,
   8.625% - 2003....................... $25,000          27,969
Rite Aid Corporation, 6.70% - 2001.....$125,000         129,688
                                                   ------------
                                                        204,594
CONSUMER NONCYCLICAL - 0.9%
Archer-Daniels-Midland Company,
   8.875% - 2011....................... $25,000          32,344
Cargill, Inc., 6.15% - 2008............ $25,000          26,687
                                                   ------------
                                                         59,031
INSURANCE - 0.4%
Hartford Life, Inc., 7.10% - 2007...... $25,000          27,594
NATURAL GAS - 0.4%
MCN Investment Corporation,
   6.32% - 2003........................ $25,000          26,000
TECHNOLOGY - 0.4%
Dell Computer Corporation,
   6.55% - 2008........................ $25,000          26,500
TELECOMMUNICATIONS.- 0.8%
SBC Communications, Inc.,
   6.625% - 2007....................... $25,000          27,281
MCI Worldcom, Inc.,
   6.4% - 2005......................... $25,000          26,375
                                                   ------------
                                                         53,656



                            See accompanying notes.
----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                  (CONTINUED)


                                       PRINCIPAL
                                       AMOUNT OR
                                        NUMBER          MARKET
CORPORATE BONDS (CONTINUED)            OF SHARES         VALUE
---------------------------------------------------------------
TRANSPORTATION - 2.5%
Hertz Corporation, 7.00% - 2004....... $150,000        $162,000
YANKEE - CORPORATES - 0.4%
Abbey National PLC, 6.69% - 2005......  $25,000          26,281
                                                   ------------

   Total corporate bonds - 10.9%...............         718,561

COMMON STOCKS
BROADCAST MEDIA - 2.8%
MediaOne Group, Inc.*.................    2,000          88,875
TCI Satellite Entertainment, Inc.*....      240             690
Tele-Communications, Inc.*............    2,400          93,900
                                                   ------------
                                                        183,465
COMMUNICATION EQUIPMENT - 2.2%
ADC Telecommunications, Inc.*.........      800          16,900
Allen Telecom, Inc.*..................      900           6,019
Andrew Corporation*...................      700           9,275
Leap Wireless International, Inc.*....       75             351
Lucent Technologies, Inc..............      400          27,625
Motorola, Inc.........................      400          17,075
Northern Telecom, Ltd.................    1,300          41,600
QUALCOMM, Inc.*.......................      300          14,381
Tellabs, Inc.*........................      300          11,944
                                                   ------------
                                                        145,170
COMPUTERS - NETWORKING - 1.8%
Cabletron Systems, Inc.*..............    1,500          16,875
Cisco Systems, Inc.*..................    1,125          69,539
3Com Corporation*.....................    1,000          30,063
                                                   ------------
                                                        116,477
COMPUTERS - PERIPHERALS - 2.9%
EMC Corporation*......................    1,000          57,188
Iomega Corporation*...................    2,000           7,500
Lexmark International Group, Inc.*....      800          55,450
Quantum Corporation*..................      800          12,700
Read-Rite Corporation*................      700           5,469
Seagate Technology, Inc.*.............      800          20,050
Storage Technology Corporation*.......    1,200          30,525
                                                   ------------
                                                        188,882
CONSUMER FINANCE - 1.2%
Capital One Financial Corporation.....      200          20,700
ContiFinancial Corporation*...........      800           6,000
Household International, Inc..........      600          22,500
MBNA Corporation......................      900          25,763
                                                   ------------
                                                         74,963

                                         NUMBER          MARKET
COMMON STOCKS (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
ENTERTAINMENT - 1.5%
Time Warner, Inc......................      600       $  52,537
Viacom, Inc. (CI.A)*..................      600          34,500
Walt Disney Company, The..............      600          15,187
                                                   ------------
                                                        102,224
EQUIPMENT - SEMICONDUCTORS - 0.9%
Applied Materials, Inc.*..............      700          17,675
KLA-Tencor Corporation*...............      600          14,925
Novellus Systems, Inc.*...............      700          18,375
Teradyne, Inc.*.......................      600          10,950
                                                   ------------
                                                         61,925
FOOTWEAR - 2.0%
Nike, Inc. (CI.B).....................    1,500          55,219
Nine West Group, Inc.*................    2,400          22,950
Reebok International, Ltd.*...........    2,300          31,194
Wolverine World Wide, Inc.............    2,300          25,012
                                                   ------------
                                                        134,375
GAMING & LOTTERY - 1.2%
Circus Circus Enterprises, Inc.*......    1,400          13,212
Harrah's Entertainment, Inc.*.........    1,400          18,638
International Game Technology, Inc....    1,300          24,131
Mirage Resorts, Inc.*.................    1,550          25,963
                                                   ------------
                                                         81,944
GOLD COMPANIES - 3.2%
Barrick Gold Corporation..............    1,700          34,000
Battle Mountain Gold Company..........    5,700          34,556
Hecla Mining Company*.................    3,600          18,225
Homestake Mining Company..............    3,100          37,587
Newmont Mining Corporation............    1,100          26,675
Placer Dome, Inc......................    2,800          38,675
Stillwater Mining Company*............      700          22,094
                                                   ------------
                                                        211,812
LONG TERM HEALTH CARE - 1.1%
Beverly Enterprises, Inc.*............    1,100           8,800
Genesis Health Ventures, Inc.*........    1,000          12,250
HCR Manor Care, Inc.*.................      500          14,656
HEALTHSOUTH Corporation*..............    1,551          16,382
Integrated Health Services, Inc.......      700          11,769
Mariner Post-Acute Network, Inc.*.....    1,450           7,431
                                                   ------------
                                                         71,288
INSURANCE - PROPERTY & CASUALTY - 1.8%
Allstate Corporation..................      700          29,181
Chubb Corporation.....................      500          31,500
Cincinnati Financial Corporation......    1,000          30,750
St. Paul Companies, Inc...............      900          29,250
                                                   ------------
                                                        120,681


                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
          (CONTINUED)



                                            NUMBER         MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES        VALUE
-----------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 2.3%
Baxter International, Inc..............       600       $  35,700
Becton, Dickinson & Company............       800          32,900
Boston Scientific Corporation*.........       400          20,550
Guidant Corporation....................       400          29,700
Medtronic, Inc.........................       500          28,938
                                                     ------------
                                                          147,788
OIL & GAS - DRILLING & EQUIPMENT - 1.2%
Baker Hughes, Inc......................       800          16,750
Halliburton Company....................       700          19,994
Schlumberger, Ltd......................       400          20,125
Transocean Offshore, Inc...............       700          24,281
                                                     ------------
                                                           81,150
RESTAURANTS - 1.7%
Applebee's International, Inc..........       600          12,525
Brinker International, Inc.*...........       900          16,875
CKE Restaurants, Inc...................       470          13,983
Cracker Barrel Old Country Store, Inc..       600          13,650
McDonald's Corporation.................       400          23,875
Outback Steakhouse, Inc.*..............       400          10,550
Wendy's International, Inc.............     1,000          22,187
                                                     ------------
                                                          113,645
RETAIL - BUILDING SUPPLIES - 1.3%
Fastenal Company.......................       700          17,500
Hughes Supply, Inc.....................       900          25,650
Lowe's Companies, Inc..................       700          22,269
Sherwin-Williams Company...............     1,000          21,625
                                                     ------------
                                                           87,044
RETAIL - SPECIALTY - 3.1%
AutoZone, Inc.*........................     1,100          27,088
Claire's Stores........................     1,600          28,800
Home Depot, Inc........................       700          27,650
Office Depot, Inc.*....................     1,000          22,438
OfficeMax, Inc.*.......................     2,100          20,606
The Pep Boys - Manny, Moe & Jack.......     1,200          16,050
Staples, Inc.*.........................     1,550          45,531
Toys "R" Us, Inc.*.....................       900          14,569
                                                     ------------
                                                          202,732
SERVICES - ADVERTISING/MARKETING - 2.0%
Acxiom Corporation*....................     1,200          29,775
Gartner Group, Inc.*...................     1,000          20,875
Interpublic Group of Companies, Inc....       500          26,969
Omnicom Group, Inc.....................       600          27,000
True North Communications, Inc.........     1,100          24,406
                                                     ------------
                                                          129,025


                                           PRINCIPAL
                                           AMOUNT OR
                                            NUMBER         MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES        VALUE
-----------------------------------------------------------------
TELECOMMUNICATIONS - 1.1%
Ameritech Corporation..................       300        $ 14,212
Bell Atlantic Corporation..............       214          10,366
BellSouth Corporation..................       200          15,050
GTE Corporation........................       200          11,000
SBC Communications, Inc................       384          17,064
U S West, Inc..........................        54           2,832
                                                     ------------
                                                           70,524
TOBACCO - 1.9%
Philip Morris Companies, Inc...........     1,000          46,063
RJR Nabisco Holdings Corporation.......     1,500          37,781
UST, Inc...............................     1,500          44,344
                                                     ------------
                                                          128,188
TRUCKING - 1.2%
Rollins Truck Leasing Corporation......     2,250          25,171
Ryder System, Inc......................       650          16,169
USFreightways Corporation..............       800          15,900
Werner Enterprises, Inc................     1,375          21,656
                                                     ------------
                                                           78,896
                                                     ------------
   Total common stocks - 38.4%.........                 2,532,198

U.S. GOVERNMENT & GOVERNMENT AGENCIES
---------------------------------------
FEDERAL HOME LOAN MORTGAGES - 2.1%
   7.00% - 2020........................  $100,000         100,954
   7.00% - 2021........................   $39,685          40,370
                                                     ------------
                                                          141,324
FEDERAL NATIONAL MORTGAGE ASSOCIATION -   3.3%
   6.50% - 2018........................   $48,451          48,560
   6.95% - 2020........................  $130,000         135,839
   7.50% - 2020........................   $32,750          33,793
                                                     ------------
                                                          218,192
U.S. TREASURY NOTES - 6.5%
   6.50% - 2006........................  $375,000         425,415
U.S. TREASURY BONDS - 1.7%
   6.00% - 2026........................  $100,000         111,697
                                                     ------------
   Total U.S. government & government
     agencies - 13.6%..................                   896,628



                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
REAL ESTATE INVESTMENT TRUSTS          OF SHARES         VALUE
---------------------------------------------------------------

American Health Properties, Inc..........   700        $ 16,450
Archstone Communities Trust..............   800          16,300
Avalon Bay Communities, Inc..............   460          15,669
CBL & Associates Properties, Inc.........   700          18,025
Duke Realty Investments, Inc.............   900          20,869
Equity Residential Properties Trust......   400          16,875
Federal Realty Investment Trust..........   650          14,706
General Growth Properties, Inc...........   550          19,594
Glimcher Realty Trust....................   850          14,556
Health Care Property Investors, Inc......   500          16,500
Kimco Realty Corporation.................   600          22,800
Merry Land & Investment Company..........   800          17,900
New Plan Excel Realty Trust..............   800          18,650
Post Properties, Inc.....................   450          17,353
Public Storage, Inc......................   600          16,087
Simon Property Group, Inc................   600          17,850
Spieker Properties, Inc..................   500          18,375
United Realty Trust Dominion............. 1,200          13,650
Washington Real Estate Investment
   Trust................................. 1,000          16,188
Weingarten Realty Investors..............   400          16,400
                                                   ------------
   Total real estate investment
     trusts - 5.2%.......................               344,797

FOREIGN STOCKS
--------------
BELGIUM - 4.1%
Cementbedrijven Cimenteries..............   200          15,396
Delhaize - Le Lion.......................   300          22,659
Electrabel SA............................   150          59,147
Fortis AG................................   200          49,290
Gevaert NV...............................   200          12,409
Petrofina SA.............................   150          55,016
Solvay SA................................   800          53,349
                                                   ------------
                                                        267,266
DENMARK - 3.8%
A/S Dampskibsselskabet Svendborg.........     5          48,781
A/S Forsikringsselskabet Codan...........    45           5,671
Akieselskabet Potagua....................   140           3,179
Bang & Olufsen Holding A/S...............    82           5,548
BG Bank A/S..............................   133           6,906
Carlsberg A/S............................   197          11,458
Cheminova Holding A/S....................   214           4,041
D/S Norden A/S...........................    35           3,194
Danisco A/S..............................   244          16,510
Danske Traelast..........................    54           4,674
Den Danske Bank..........................   245          27,758

                                         NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
DENMARK (CONTINUED)
Finansierings Institutte for Industri
   og Handvaerk A/S......................   189      $    4,035
Finansieringsselskabet Gefion A/S .......   240           3,985
FLS Industries A/S.......................   212           4,470
ISS International Service
   System A/S*...........................   148           7,802
J. Lauritzen Holdings A/S*...............    89           7,563
Jyske Bank A/S...........................    61           4,991
Korn-OG Foderstof
   Kompagniet A/S........................   153           3,491
Novo Nordisk A/S.........................   263          31,659
Radiometer A/S...........................    94           4,148
Ratin A/S*...............................    88          15,301
Sophus Berendsen A/S*....................    88           3,407
Sydbank A/S..............................   108           4,928
Tele Danmark A/S.........................    94           9,333
Topdanmark A/S*..........................    30           4,390
Tryg-Baltica Forsikring A/S..............   128           3,323
                                                   ------------
                                                        250,546
GERMANY - 10.4%
Allianz AG...............................   360         111,356
BASF AG.................................. 1,081          41,781
Bayer AG.................................   735          29,067
Bayerische Motoren Werke
   (BMW) AG..............................   100          66,411
Bayerische Motoren Werke
   (Bonus Issue).........................    20          13,103
Continental AG...........................   202           4,895
Daimler-Benz AG..........................   450          38,231
Degussa AG...............................   140           6,031
Deutsche Bank AG.........................   692          36,724
Deutsche Telekom AG...................... 2,900          90,050
Dresdner Bank AG.........................   611          23,213
Friedrich Grohe AG-Vorzugsak.............     7           1,927
Heidelberger Zement AG...................    86           5,686
Hochtief AG..............................   180           5,277
Linde AG.................................    14           8,326
Merck KGAA...............................   187           7,664
Muenchener Rueckversicherungs-
   Gesellschaft AG.......................    70          30,573
Preussag AG..............................    72          25,330
SAP AG...................................   122          54,306
Siemens AG............................... 1,038          56,701
Veba AG..................................   634          32,849
                                                   ------------
                                                        689,501



                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998



SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------
JAPAN - 8.8%
All Nippon Airways Company, Ltd.........  2,000   $       6,465
Asahi Glass Company, Ltd................  2,000           9,697
Bank of Tokyo-Mitsubishi, Ltd...........  3,000          19,285
Chubu Electric Power Company, Inc.......    400           6,421
Fuji Bank, Ltd..........................  1,000           2,020
Fujitsu, Ltd............................  2,000          17,338
Hitachi, Ltd............................  3,000          13,224
Industrial Bank of Japan, Ltd...........  2,000           7,347
Kansai Electric Power Company...........  1,400          24,221
Kawasaki Heavy Industries...............  4,000           8,081
Kawasaki Steel Corporation..............  5,000           5,877
Kinki Nippon Railway
   Company, Ltd.........................  2,000           8,684
Kirin Brewery Company, Ltd..............  1,000           8,022
Kyocera Corporation.....................    100           4,379
Marubeni Corporation....................  3,000           3,548
Marui Company, Ltd......................  1,000          14,546
Matsushita Electric Industrial
   Company, Ltd.........................  2,000          27,255
Mitsubishi Corporation..................  4,000          19,395
Mitsubishi Estate Company, Ltd..........  1,000           6,560
Mitsubishi Heavy Industrial, Ltd........  4,000          13,723
Mitsubishi Motors Corporation...........  2,000           3,306
Mitsubishi Trust & Banking
   Corporation..........................  1,000           3,526
Mitsui Fudosan Company, Ltd.............  1,000           5,135
NEC Corporation.........................  2,000          13,003
Nippon Steel Corporation................  6,000           8,640
Nissan Motor Company, Ltd...............  2,000           5,583
Nomura Securities Company, Ltd..........  2,000          14,399
NSK Ltd.................................  4,000          13,811
Sekisui House, Ltd......................  4,000          32,589
Sharp Corporation.......................  2,000          11,945
Shin-Etsu Chemical Company..............  1,000          15,905
Sony Corporation........................    100           6,972
Sumitomo Bank, Ltd......................  4,000          27,917
Sumitomo Chemical Company...............  6,000          17,940
Tokio Marine & Fire Insurance
   Company..............................  2,000          17,925
Tokyo Electric Power Company............  2,700          51,771
Tokyu Corporation.......................  4,000           8,933
Toshiba Corporation.....................  3,000          10,821
Toyoda Automatic Loom Works, Ltd........  1,000          15,428
Toyota Motor Corporation................  3,000          67,220
                                                   ------------
                                                        578,857
                                                   ------------
   Total foreign stocks - 27.1%................       1,786,170


                                       PRINCIPAL
                                       AMOUNT OR
                                        NUMBER          MARKET
TEMPORARY CASH INVESTMENTS             OF SHARES         VALUE
---------------------------------------------------------------
MONEY MARKET FUND - 3.8%
   Chase Master Note Program........ $  253,700    $    253,700
                                                   ------------
       Total temporary cash investments - 3.8%...       253,700
                                                   ------------
       Total investments - 99.0%.................     6,532,054
       Cash and other assets,
         less liabilities - 1.0%.................        66,431
                                                   ------------
       Total net assets - 100%...................    $6,598,485
                                                   ============

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

COMMON STOCKS
-------------
AIRLINES - 0.5%
AMR Corporation*........................  1,100       $  60,981

AUTO PARTS & EQUIPMENT - 0.7%
Snap-On, Inc............................  2,900          89,356

BANKS - MAJOR REGIONAL - 5.1%
Banc One Corporation....................  2,640         112,530
Bank of New York Company, Inc...........  5,800         158,775
First Chicago NBD Corporation...........  1,500         102,750
Northern Trust Corporation..............  2,600         177,450
Wachovia Corporation....................  1,300         110,825
                                                   ------------
                                                        662,330
BANKS - MONEY CENTER - 0.7%
Chase Manhattan Corporation.............  2,000          86,500

BEVERAGES - SOFT DRINK - 2.1%
Coca-Cola Company.......................  4,800         276,600

BROADCAST MEDIA - 3.0%
Comcast Corporation (CI.A)..............  2,500         117,344
Tele-Communications, Inc.*..............  2,900         113,463
Viacom, Inc., (CI.B)*...................  2,600         150,800
                                                   ------------
                                                        381,607
CHEMICALS - SPECIALTY - 0.5%
Fuller (H.B.) Company...................    900          34,087
Nalco Chemical Company..................  1,200          35,400
                                                   ------------
                                                         69,487



                            See accompanying notes.
-----------------------------------------------------------------------------
                                       30
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--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS                          OF SHARES         VALUE
---------------------------------------------------------------
COMMUNICATIONS - EQUIPMENT - 1.2%
ADC Telecommunications, Inc.*...........  1,900      $   40,137
Tellabs, Inc.*..........................  1,200          47,775
Scientific-Atlanta, Inc.................  3,100          65,487
                                                   ------------
                                                        153,399
COMPUTER SOFTWARE/SERVICES - 7.1%
Affiliated Computer
   Services, Inc. (Cl.A)*...............  3,100          94,550
American Management Systems, Inc.*......  4,600         125,925
BMC Software, Inc.*.....................  3,800         228,237
Microsoft Corporation*..................  4,200         462,262
                                                   ------------
                                                        910,974
COMPUTER HARDWARE - 4.4%
Compaq Computer Corporation.............  4,200         132,825
Hewlett-Packard Company.................  2,000         105,875
International Business Machines
   Corporation..........................  2,600         332,800
                                                   ------------
                                                        571,500
COMPUTERS - NETWORKING - 2.0%
Ascend Communications, Inc.*...........     600          27,300
Cisco Systems, Inc.*...................   3,825         236,433
                                                   ------------
                                                        263,733
DISTRIBUTION - FOOD & HEALTH - 0.5%
Cardinal Health, Inc..................      650          67,112

ELECTRIC COMPANIES - 0.4%
New Century Energies, Inc.............    1,000          48,687

ELECTRICAL EQUIPMENT - 0.4%
Hubbell, Inc. (CI.B)..................    1,500          53,250

ELECTRONICS - DISTRIBUTION - 0.5%
W.W. Grainger, Inc....................    1,600          67,400

ELECTRONICS - SEMICONDUCTORS - 3.5%
Analog Devices, Inc.*.................    3,200          51,400
Intel Corporation.....................    4,700         403,025
                                                   ------------
                                                        454,425
ENTERTAINMENT - 1.1%
Time Warner, Inc......................    1,700         148,856

FINANCIAL - DIVERSE - 7.4%
American Express Company..............    1,600         124,200
American General Corporation..........    2,500         159,687
Fannie Mae............................    2,600         167,050
Freddie Mac...........................    3,500         173,031
Finova Group, Inc.....................    2,800         139,825
SunAmerica, Inc.......................    3,000         183,000
                                                   ------------
                                                        946,793



                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------
FOODS - 2.6%
General Mills, Inc....................    1,500        $105,000
Interstate Bakeries Corporation.......    4,000         124,000
Ralston-Ralston Purina Group..........    3,600         105,300
                                                   ------------
                                                        334,300
HARDWARE & TOOLS - 0.4%
Black & Decker Corporation..............  1,200          49,950

HEALTH CARE - DIVERSE - 2.3%
Johnson & Johnson.......................  3,700         289,525

HEALTH CARE - MANAGED CARE - 0.5%
Wellpoint Health Networks, Inc.*........  1,200          67,275

HEALTH CARE - SPECIALIZED SERVICES - 0.5%
ALZA Corporation*.......................  1,400          60,725

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
Leggett & Platt, Inc....................  6,800         141,100

HOUSEHOLD PRODUCTS - 4.4%
Clorox Company..........................  1,800         148,500
Colgate-Palmolive Company...............  1,800         123,300
Kimberly-Clark Corporation..............  2,000          81,000
Procter & Gamble Company, The...........  3,000         212,812
                                                   ------------
                                                        565,612
INSURANCE - LIFE/HEALTH - 1.1%
UNUM Corporation........................  2,800         139,125

INSURANCE - MULTI-LINE - 1.6%
American International Group, Inc.......  2,700         207,900

INSURANCE - PROPERTY & CASUALTY - 1.0%
Chubb Corporation.......................  2,000         126,000

LEISURE TIME PRODUCTS - 0.6%
Mattel, Inc.............................  2,700          75,600

MANUFACTURING - DIVERSIFIED - 0.8%
Illinois Tool Works, Inc................  1,900         103,550

MANUFACTURING - SPECIALIZED - 0.2%
Avery Dennison Corporation..............    600          26,213

MEDICAL PRODUCTS & SUPPLIES - 0.5%
Guidant Corporation.....................    800          59,400

NATURAL GAS - 0.5%
Consolidated Natural Gas Company........  1,100          59,950

OFFICE EQUIPMENT & SUPPLIES - 0.8%
Pitney Bowes, Inc.......................  1,800          98,213

OIL - INTERNATIONAL - 1.6%
Amoco Corporation.......................  3,800         204,725




                            See accompanying notes.
-----------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS  (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------


OIL & GAS - DRILLING & EQUIPMENT - 0.2%
ENSCO International, Inc................  1,100       $  11,894
Smith International, Inc.*..............    600          16,463
                                                   ------------
                                                         28,357
OIL & GAS - EXPLORATION PRODUCTION - 1.4%
Anadarko Petroleum Corporation..........  2,800         110,075
Apache Corporation......................  2,600          69,713
                                                   ------------
                                                        179,788
PAPER & FOREST PRODUCTS - 0.2%
Mead Corporation........................    800          23,550

PHARMACEUTICALS - 5.4%
Forest Laboratories, Inc.*..............  1,800          61,875
Merck & Company, Inc....................  2,500         323,906
Schering-Plough Corporation.............  3,000         310,688
                                                   ------------
                                                        696,469
PHOTOGRAPHY/IMAGING - 0.8%
Xerox Corporation......................   1,200         101,700

PUBLISHING - 0.6%
McGraw-Hill Companies, Inc.............     900          71,325

RAILROADS - 0.4%
Norfolk Southern Corporation...........   1,700          49,406

RESTAURANTS - 0.8%
McDonald's Corporation.................   1,800         107,438

RETAIL - APPAREL - 1.4%
TJX Companies, Inc.....................   6,800         121,125
Talbots, Inc...........................   3,000          53,625
                                                   ------------
                                                        174,750
RETAIL - BUILDING SUPPLIES - 0.6%
Lowes Companies, Inc...................   2,600          82,713

RETAIL - DEPARTMENT STORES - 1.3%
Kohl's Corporation*....................   1,600          62,400
Saks, Inc.*............................   4,400          98,725
                                                   ------------
                                                        161,125
RETAIL - DRUG STORES - 1.5%
Rite Aid Corporation...................   5,600         198,800

RETAIL - FOOD CHAINS - 1.2%
Kroger Company*........................   3,000         150,000

RETAIL - GENERAL MERCHANDISE - 1.3%
Dayton Hudson Corporation..............   4,800         171,600

                                        NUMBER          MARKET
COMMON STOCKS  (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------

SAVINGS & LOAN - 0.4%
Ahmanson (H.F.) & Company..............   1,000  $       55,500

SERVICES - ADVERTISING/MARKETING - 1.4%
Omnicom Group, Inc.....................   4,000         180,000

SERVICES - COMMERCIAL & CONSUMER - 0.5%
Service Corporation International......   1,900          60,563

SERVICES - COMPUTER SYSTEMS - 0.8%
Sungard Data Systems, Inc.*............   3,500         110,250

TELECOMMUNICATIONS - 7.4%
Ameritech Corporation..................   3,000         142,125
Bell Atlantic Corporation..............   4,200         203,438
BellSouth Corporation..................   2,700         203,175
MCI Worldcom, Inc.*....................   4,000         195,500
SBC Communications, Inc................   4,600         204,413
                                                   ------------
                                                        948,651
TELECOMMUNICATIONS - LONG DISTANCE - 2.7%
AT&T Corporation.......................   4,600         268,813
Sprint Corporation.....................   1,100          79,200
                                                   ------------
                                                        348,013
TRUCKING - 0.2%
FDX Corporation*.......................     500          22,562
                                                   ------------
   Total common stocks - 92.1%.................      11,844,713
   Cash and other assets,
     less liabilities - 7.9%...................       1,019,107
                                                   ------------
   Total net assets - 100.0%...................     $12,863,820
                                                   ============


                            See accompanying notes.
-----------------------------------------------------------------------------

   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY FUND - VALUE SERIES



                                        NUMBER          MARKET
COMMON STOCKS                          OF SHARES         VALUE
---------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.3%
Motorcar Parts & Accessories, Inc.*..    19,000      $  220,875

BANKS - MAJOR REGIONAL - 2.0%
Banc One Corporation.................     5,700         242,962
Northern Trust Corporation...........     1,600         109,200
                                                   ------------
                                                        352,162
BIOTECHNOLOGY - 1.4%
Ligand Pharmaceuticals, Inc. (CI.B)*..   26,000         237,250

CHEMICALS - SPECIALTY - 4.0%
Bush Boake Allen, Inc.*...............    5,200         139,100
M.A. Hanna Company....................   26,600         299,250
Material Sciences Corporation*........   30,000         262,500
                                                   ------------
                                                        700,850
COMMUNICATION EQUIPMENT - 7.1%
ANTEC Corporation*....................   24,300         373,613
Comverse Technology, Inc.*............   15,800         645,825
Motorola, Inc.........................    3,800         162,213
Transcrypt International, Inc.*.......   25,000          65,500
                                                   ------------
                                                      1,247,151
COMPUTER HARDWARE - 1.0%
CHS Electronics, Inc.*................   15,400         167,475

COMPUTER SOFTWARE/SERVICES - 8.9%
American Management Systems, Inc.*....   12,000         328,500
Computer Sciences Corporation*........    8,800         479,600
DST Systems, Inc.*....................    5,400         284,850
Rational Software Corporation*........   28,000         470,750
                                                   ------------
                                                      1,563,700
ELECTRICAL EQUIPMENT - 6.7%
Benchmark Electronics, Inc.*..........   19,000         433,437
Cooper Cameron Corporation*...........    5,000         140,625
Maxwell International
   Corporation*.......................   16,000         336,000
Rockwell International
   Corporation........................    7,200         260,100
                                                   ------------
                                                      1,170,162
ELECTRONICS - INSTRUMENTATION - 3.8%
E G & G, Inc..........................    9,700         219,463
Perkin-Elmer Corporation..............    6,400         439,600
                                                   ------------
                                                        659,063
ENTERTAINMENT - 0.6%
Metromedia International Group, Inc.*.   26,000         100,750

HEALTH CARE - LONG TERM CARE - 1.9%
Integrated Health Services, Inc.......   20,000         336,250

                                        NUMBER          MARKET
COMMON STOCKS                          OF SHARES         VALUE
---------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES - 2.5%
Meadowcraft, Inc.*....................   11,000     $   110,687
O'Sullivan Industries Holdings, Inc.*.   33,000         319,688
                                                   ------------
                                                        430,375
INSURANCE - LIFE/HEALTH - 4.0%
AFLAC, Inc............................   12,000         342,750
UNUM Corporation......................    7,400         367,688
                                                   ------------
                                                        710,438
INSURANCE - PROPERTY & CASUALTY - 1.5%
Horace Mann Educators Corporation.....    9,000         270,000

IRON & STEEL - 1.1%
Cleveland-Cliffs, Inc.................    5,000         195,000

LEISURE TIME PRODUCTS - 2.2%
Hasbro, Inc...........................   13,000         383,500

MANUFACTURING - DIVERSIFIED - 1.2%
AEP Industries, Inc.*.................   10,200         214,200

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Dentsply International, Inc...........    7,200         161,100
Sunrise Medical, Inc.*................   43,600         436,000
                                                   ------------
                                                        597,100
NATURAL GAS - 3.2%
Equitable Resources, Inc..............   22,000         559,625

OIL - INTERNATIONAL - 1.7%
Tesoro Petroleum Corporation*.........   23,000         300,438

OIL & GAS - EXPLORATION & PRODUCTION - 6.9%
Chieftain International, Inc.*........   18,000         307,125
Forcenergy, Inc.*.....................   35,000         203,438
Kerr-McGee Corporation................    4,000         182,000
MCN Energy Group, Inc.................    7,200         122,850
Ocean Energy, Inc.*...................   30,000         393,750
                                                   ------------
                                                      1,209,163
PHARMACEUTICALS - 7.5%
Dura Pharmaceuticals, Inc.*...........   19,000         207,812
Mylan Laboratories, Inc...............   26,000         767,000
Teva Pharmaceutical Industries,
   Ltd. ADR...........................    8,900         337,087
                                                   ------------
                                                      1,311,899
PUBLISHING - NEWSPAPER - 3.2%
E.W. Scripps Company (Cl.A)...........    7,000         304,500
News Corporation, Ltd. ADR............   10,000         256,250
                                                   ------------
                                                        560,750
RAILROADS - 2.9%
RailAmerica, Inc.*....................   86,100         505,837


                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - VALUE SERIES
            (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCK (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
RESTAURANTS - 6.0%
The Cheesecake Factory*...............   16,500    $    255,750
Morrison Health Care, Inc.............   21,000         372,750
Sonic Corporation*....................   24,000         420,000
                                                   ------------
                                                      1,048,500
RETAIL - APPAREL - 2.2%
Stage Stores, Inc.*...................   16,000         195,000
Talbots, Inc..........................   11,000         196,625
                                                   ------------
                                                        391,625
RETAIL - DEPARTMENT STORES - 1.5%
Elder-Beerman Stores Corporation, Inc.*  15,400         267,575

RETAIL - SPECIALTY - 1.2%
Keystone Automotive Industries, Inc.*    10,500         207,375

SERVICES - COMMERCIAL & CONSUMER - 6.1%
Angelica Corporation..................   32,000         514,000
FTI Consulting, Inc.*.................   20,000         103,750
Pinkerton's, Inc.*....................   32,500         448,906
                                                   ------------
                                                      1,066,656
                                                   ------------
   Total common stocks - 97.0%.................      16,985,744
   Cash and other assets,
     less liabilities - 3.0%...................         529,838
                                                   ------------
   Total net assets - 100.0%...................     $17,515,582
                                                   ============

SECURITY EQUITY FUND - SMALL COMPANY SERIES


COMMON STOCKS
-------------
AIRLINES - 1.5%
Midwest Express Holdings, Inc.*.......... 1,900       $  63,650

BEVERAGES - ALCOHOLIC - 1.2%
Adolph Coors Company.....................   400          18,375
Beringer Wine Estates Holdings,
   Inc. (CI.B)*..........................   800          30,650
                                                   ------------
                                                         49,025
BIOTECHNOLOGY - 1.1%
IDEXX Laboratories, Inc.*................ 2,000          47,750

COMMUNICATION EQUIPMENT - 3.6%
Cellular Communication
   International, Inc.*.................. 1,200          65,100
GeoTel Communications
   Corporation*.......................... 1,500          40,312
L-3 Communication Holdings, Inc.*........ 1,000          39,687
                                                   ------------
                                                        145,099


SECURITY EQUITY FUND - SMALL COMPANY SERIES
               (CONTINUED)
                                        NUMBER          MARKET
COMMON STOCK (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
COMPUTER HARDWARE - 1.7%
Cybex Computer Products
   Corporation*.........................    700       $  17,587
Jack Henry & Associates, Inc............    100           4,776
Network Appliance, Inc.*................  1,000          50,625
                                                   ------------
                                                         72,988
COMPUTER SOFTWARE/SERVICES - 12.5%
Advantage Learning Systems, Inc.*.......    600          22,800
Best Software, Inc.*....................    600          14,400
Concord Communications, Inc.*...........  2,500          99,375
Dendrite International, Inc.*...........  2,500          59,687
Inktomi Corporation*....................    600          45,150
Insight Enterprises, Inc.*..............    600          16,950
Legato Systems, Inc.*...................    400          20,550
Mercury Interactive Corporation*........  1,500          59,531
Nova Corporation*.......................    400          12,275
Peregrine Systems, Inc.*................    600          24,150
PSINet, Inc.*...........................  3,200          44,600
TSI International Software, Ltd.*.......  1,000          34,625
Visio Corporation*......................    800          19,250
Wind River Systems*.....................  1,000          47,250
                                                   ------------
                                                        520,593
COMPUTERS - NETWORKING - 0.6%
International Network Services*.........    600          24,900

COMPUTERS - PERIPHERALS - 1.1%
Xircom, Inc.*...........................  1,800          44,100

DISTRIBUTION - FOOD & HEALTH - 1.1%
Hain Food Group, Inc."..................  2,200          33,000
Patterson Dental Company................    400          14,800
                                                   ------------
                                                         47,800
ELECTRIC COMPANIES - 2.8%
Montana Power Company...................    200           8,938
Philadelphia Suburban Corporation.......  1,000          26,812
WPS Resources Corporation...............  2,300          82,225
                                                   ------------
                                                        117,975
ELECTRICAL EQUIPMENT - 1.7%
QLogic Corporation*...................... 1,100          71,775

ELECTRONICS - DEFENSE - 0.4%
Symbol Technologies, Inc.................   300          15,394

ELECTRONICS - DISTRIBUTION - 1.6%
Power Integrations, Inc.*................ 4,000          54,250
Superior Telecom, Inc....................   300          14,512
                                                   ------------
                                                         68,762




                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY EQUITY FUND - SMALL COMPANY SERIES
                (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
ENTERTAINMENT - 0.4%
Gemstar International Group, Ltd.*.....     400       $  18,550

FINANCIAL - DIVERSE - 2.0%
LandAmerica Financial Group, Inc.......   1,600          82,000

FOODS - 0.4%
American Italian Pasta Company (CI.A)*....  500          13,125
Worthington Foods, Inc....................  200           3,875
                                                   ------------
                                                         17,000
HEALTH CARE - LONG TERM CARE - 1.3%
Hanger Orthopedic Group, Inc.*........... 3,000          55,875

HEALTH CARE - MANAGED CARE - 1.2%
Express Scripts, Inc.*...................   600          49,350

HEALTH CARE - SPECIALIZED SERVICES - 4.5%
Clark/Bardes Holdings, Inc.*............. 1,100           9,350
Covance, Inc.*...........................   900          23,344
Parexel International*................... 1,700          66,300
Pediatrix Medical Group, Inc.*........... 1,500          67,313
Pharmaceutical Product
   Development, Inc.*....................   800          22,400
                                                   ------------
                                                        188,707
HOSPITAL MANAGEMENT - 2.4%
Province Healthcare Company*............. 3,000         102,188

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
La-Z-Boy, Inc............................ 2,200          43,175

INSURANCE - PROPERTY & CASUALTY - 0.5%
Fidelity National Financial, Inc.........   600          20,287

LODGING - HOTELS - 0.7%
ResortQuest International, Inc.*......... 3,400          29,963

MEDICAL PRODUCTS & SUPPLIES - 5.2%
ADAC Laboratories........................ 2,500          60,000
MiniMed, Inc.*...........................   800          52,800
ResMed, Inc.*............................ 2,000         104,000
                                                   ------------
                                                        216,800
MISCELLANEOUS BUSINESS SERVICES - 1.6%
META Group, Inc.*........................ 2,000          65,375

OFFICE EQUIPMENT & SUPPLIES - 0.5%
National Computer Systems, Inc...........   700          20,650

OIL & GAS - DRILLING & EQUIPMENT - 0.8%
BJ Services Company*..................... 1,100          17,875
Smith International, Inc.*...............   500          13,719
                                                   ------------
                                                         31,594

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
OIL & GAS - EXPLORATION & PRODUCTION - 1.2%
Cross Timbers Oil Company................   700       $  10,544
Devon Energy Corporation.................   300           9,881
Houston Exploration Company*.............   600          11,700
Newfield Exploration Company*............   400           9,000
Snyder Oil Corporation...................   600           9,562
                                                   ------------
                                                         50,687
PHARMACEUTICALS - 1.8%
Alpharma, Inc............................   900          23,625
Amerisource Health Corporation*..........   700          38,106
Sepracor, Inc.*..........................   200          13,150
                                                   ------------
                                                         74,881
RESTAURANTS - 1.2%
Ryan's Family Steak House, Inc.*......... 4,200          50,138

RETAIL - BUILDING SUPPLIES - 0.1%
Rental Service Corporation*..............   300           5,400

RETAIL - DEPARTMENT STORES - 2.8%
99 Cents Only Stores*.................... 3,000         118,688

RETAIL - DRUG STORES - 2.2%
CVS Trust Automatic Common
   Exchange Securities...................   200          16,300
Duane Reade, Inc.*....................... 1,000          37,937
Longs Drug Stores Corporation............   900          36,169
                                                   ------------
                                                         90,406
RETAIL - FOOD CHAINS - 0.7%
Dominick's Supermarkets, Inc.*...........   700          29,925

RETAIL - GENERAL MERCHANDISE - 1.0%
Linens `N Things, Inc.*.................. 1,500          41,250

RETAIL - SPECIALTY - 1.5%
School Specialty, Inc.*.................. 2,500          38,437
United Auto Group, Inc*.................. 1,700          24,119
                                                   ------------
                                                         62,556
SERVICES - ADVERTISING/MARKETING - 3.8%
Acxiom Corporation*.....................  1,500          37,219
Boron, Lepore & Associates, Inc.*.......  1,700          64,387
Lamar Advertising Company*..............  2,000          56,000
                                                   ------------
                                                        157,606
SERVICES - COMMERCIAL & CONSUMER - 7.5%
Century Business Services, Inc.*........  1,500          30,563
International Telecommunication
   Data Systems, Inc.*..................  1,100          31,900
Market Facts, Inc.*.....................    800          22,200
Profit Recovery Group International,Inc.* 4,000         125,000
Rent-Way, Inc.*.........................  1,000          24,625
Romac International, Inc.*..............  4,500          81,000
                                                   ------------
                                                        315,288






                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY EQUITY FUND - SMALL COMPANY SERIES
                (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCK (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
SERVICES - DATA PROCESSING - 3.7%
Lason, Inc.*............................. 3,000     $   153,750

SERVICES - FACILITIES/ENVIRONMENTAL - 1.4%
Metzler Group, Inc.*..................... 1,700          58,225

TELECOMMUNICATIONS - CELLULAR - 0.3%
COMSAT Corporation.......................   300          10,575

TELECOMMUNICATIONS - LONG DISTANCE - 1.1%
Excite, Inc.*............................   400          16,325
Lycos, Inc.*.............................   900          30,431
                                                   ------------
                                                         46,756
TEXTILES - APPAREL - 0.2%
OshKosh B'Gosh, Inc......................   400           8,300

WASTE MANAGEMENT - 1.2%
Eastern Environmental Services, Inc.*.... 1,700          51,425
                                                   ------------
   Total common stocks - 85.1%.................       3,557,181
   Cash and other assets,
     less liabilities - 14.9%..................         623,776
                                                   ------------
   Total net assets - 100.0%...................      $4,180,957
                                                   ============

SECURITY ULTRA FUND

COMMON STOCKS
---------------------------------------------------------------
AIR FREIGHT - 1.3%
Expeditors International of
   Washington, Inc...................... 34,000     $   943,500
BANKS - MAJOR REGIONAL - 4.7%
Northern Trust Corporation.............. 26,000       1,774,500
State Street Corporation................ 31,000       1,691,437
                                                   ------------
                                                      3,465,937
BIOTECHNOLOGY - 3.9%
Ligand Pharmaceuticals, Inc., (CI.B)*.. 180,000       1,642,500
Millennium Pharmaceutical*.............  70,000       1,216,250
                                                   ------------
                                                      2,858,750
CHEMICALS - SPECIALTY - 2.4%
Bush Boake Allen, Inc.*................  32,000         856,000
Material Sciences Corporation*......... 105,200         920,500
                                                   ------------
                                                      1,776,500

SECURITY ULTRA FUND
    (CONTINUED)
                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
COMMUNICATION EQUIPMENT - 7.0%
Comverse Technology, Inc.*.............  90,000      $3,678,750
General Instrument Corporation*........  45,000         973,125
Transcrypt International, Inc.*........ 166,500         436,230
                                                   ------------
 .......................................               5,088,105
COMPUTER HARDWARE - 1.0%
CHS Electronics, Inc.*.................  68,500         744,938

COMPUTER SOFTWARE/SERVICES - 13.5%
American Management Systems, Inc.*.....  83,000       2,272,125
Cambridge Technology, Inc.*............  60,000       1,338,750
Computer Sciences Corporation*.........  22,000       1,199,000
Electronic Processing, Inc.*...........  35,000         402,500
Electronics for Imaging, Inc.*.........  18,000         380,250
Network Associates, Inc.*..............  34,500       1,224,750
Rational Software Corporation*......... 140,000       2,353,750
USCS International, Inc.*..............  22,000         706,750
                                                   ------------
                                                      9,877,875
DISTRIBUTION - FOOD & HEALTH - 0.3%
Cardinal Health, Inc...................   2,000         206,500

ELECTRICAL EQUIPMENT - 4.1%
Cooper Cameron Corporation*............  28,000         787,500
Maxwell Technologies, Inc.*............ 103,300       2,169,300
                                                   ------------
                                                      2,956,800
ELECTRONICS - INSTRUMENTATION - 4.0%
E G & G, Inc...........................  44,000         995,500
Perkin-Elmer Corporation...............  28,000       1,923,250
                                                   ------------
                                                      2,918,750
ELECTRONICS - SEMI-CONDUCTORS - 0.6%
Uniphase Corporation*..................  11,100         455,100

ENTERTAINMENT - 0.6%
Metromedia International Group, Inc.*.. 120,000         465,000

FOODS - 2.0%
Chiquita Brands International, Inc..... 132,000       1,394,250

HEALTH CARE - LONG TERM CARE - 1.1%
Integrated Health Services, Inc........  46,000         773,375

HEALTH CARE - SPECIALIZED SERVICES - 6.1%
ALZA Corporation*......................  36,000       1,561,500
CryoLife, Inc.*........................  31,000         488,250
Quintiles Transnational Corporation*...  22,200         971,250
Shire Pharmaceuticals Group, PLC*......  65,000       1,421,875
                                                   ------------
                                                      4,442,875


                            See accompanying notes.
-----------------------------------------------------------------------------

    SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY ULTRA FUND
(CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES - 3.0%
Leggett & Platt, Inc.................... 39,800      $  825,850
Meadowcraft, Inc.*...................... 70,000         704,375
O'Sullivan Industries Holdings, Inc.*... 70,000         678,125
                                                   ------------
                                                      2,208,350
INSURANCE - LIFE & HEALTH - 3.2%
AFLAC, Inc.............................  82,000       2,342,125

LEISURE TIME PRODUCTS - 1.5%
Hasbro, Inc............................  38,000       1,121,000

MANUFACTURING - SPECIALIZED - 0.8%
Ionics, Inc.*..........................  21,000         556,500

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Dentsply International, Inc............  32,000         716,000
Stryker Corporation....................  22,000         748,000
Sunrise Medical, Inc.*................. 100,000       1,000,000
                                                   ------------
 .......................................               2,464,000
OFFICE EQUIPMENT & SUPPLIES - 1.8%
Corporate Express, Inc.*............... 110,000       1,313,125

OIL - INTERNATIONAL - 1.4%
Tesoro Petroleum Corporation*..........  80,100       1,046,306

OIL & GAS - EXPLORATION & PRODUCTION - 3.6%
ForceEnergy, Inc.*..................... 100,000         581,250
Kerr-McGee Corporation.................  17,000         773,500
MCN Energy Group, Inc..................  35,000         597,188
Ocean Energy, Inc.*....................  54,000         708,750
                                                   ------------
                                                      2,660,688
PHARMACEUTICALS - 9.6%
Dura Pharmaceuticals, Inc.*............  85,000         929,688
Mylan Laboratories, Inc................ 160,000       4,720,000
Teva Pharmaceutical
   Industries, Ltd. ADR ...............  36,500       1,382,438
                                                   ------------
                                                      7,032,126
PUBLISHING - NEWSPAPER - 2.0%
E.W. Scripps Company, (CI.A)...........  34,000       1,479,000

RAILROADS - 1.2%
RailAmerica, Inc.*..................... 150,000         881,250

RESTAURANTS - 0.9%
The Cheesecake Factory*................  42,000         651,000

RETAIL - APPAREL - 0.8%
Stage Stores, Inc.*....................  49,000         597,187

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 0.5%
Family Dollar Stores, Inc..............  21,000   $     330,750

RETAIL - GENERAL MERCHANDISE - 0.6%
Consolidated Stores Corporation*.......  24,000         471,000

RETAIL - SPECIALTY - 0.5%
Keystone Automotive Industries, Inc.*..  20,000         395,000

SERVICES - ADVERTISING/MARKETING - 7.1%
Acxiom Corporation*....................  70,000       1,736,875
CKS Group, Inc.*.......................  27,100         479,331
DoubleClick, Inc.*.....................  10,800         257,850
Omnicom Group, Inc.....................  38,000       1,710,000
True North Communications, Inc.........  45,000         998,437
                                                   ------------
                                                      5,182,493
SERVICES - COMMERCIAL & CONSUMER - 1.7%
Angelica Corporation...................  20,000         321,250
FTI Consulting, Inc.*..................  53,500         277,531
Pinkerton's, Inc.*.....................  46,000         635,375
                                                   ------------
                                                      1,234,156
SERVICES - COMPUTER SYSTEMS - 0.7%
Sungard Data Systems, Inc.*...........   17,000         535,500
                                                   ------------
   Total common stocks - 96.9%.................      70,869,811
   Cash and other assets,
     less liabilities - 3.1%...................       2,294,710
                                                   ------------
   Total net assets - 100.0%...................     $73,164,521
                                                   ============

The identified cost of investments owned at September 30, 1998 was the same for book and tax purposes, except for Growth and Income Fund, Global Series, Asset Allocation Series, and Ultra Fund for which the identified cost for federal income tax purposes was $87,565,358, $30,410,442, $6,875,143, and $72,249,937,
respectively.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Trust preferred securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.



                            See accompanying notes.
-----------------------------------------------------------------------------
                                       37

    BALANCE SHEETS

--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

                                                                                           SECURITY EQUITY FUND
                                                                            ----------------------------------------------------
                                                               SECURITY                                                   ASSET
                                                               GROWTH AND           EQUITY              GLOBAL          ALLOCATION
                                                              INCOME FUND            SERIES              SERIES            SERIES
Assets
Investments, at value (identified cost: $87,392,841,
  $489,769,337, $30,315,512 and $6,875,073,
  respectively)............................................    $81,015,005        $769,240,745        $29,517,851        $6,532,054
Cash.......................................................      3,707,875         119,661,583          2,111,570                37
Receivables:
  Fund shares sold.........................................        101,350             658,349              2,378            33,037
  Securities sold..........................................        557,079             320,939                 --             1,339
  Forward foreign exchange contracts.......................             --                  --             32,513                --
  Interest.................................................        215,137             436,055              7,316            27,208
  Dividends................................................        200,017             731,737             51,108             8,108
  Foreign taxes recoverable................................             --                  --             33,184             1,684
  Security Management Company..............................             --                  --                 --             6,539
Prepaid expenses...........................................             --                  --                 --             8,878
                                                               -----------        ------------        -----------        ----------
    Total assets...........................................    $85,796,463        $891,049,408        $31,755,920        $6,618,884
                                                               ===========        ============        ===========        ==========

Liabilities and Net Assets
Liabilities:
Payable for:
  Securities purchased.....................................         $   --         $ 3,401,906      $     109,107  $             --
  Fund shares redeemed.....................................         74,470             232,171             24,221                --
Other liabilities:
  Management fees..........................................         86,387             740,546             52,277             5,403
  Custodian fees...........................................             --                  --                 --               173
  Transfer and administration fees.........................             --                  --                 --             6,124
  Professional fees........................................             --                  --                 --             5,000
  12b-1 distribution plan fees.............................          7,482              90,228             10,369             2,726
  Other payables...........................................             --                  --                 --               973
                                                               -----------        ------------        -----------        ----------
    Total liabilities......................................        168,339           4,464,851            195,974            20,399
Net Assets:
Paid in capital............................................     77,362,763         539,625,718         29,921,708         6,427,676
Undistributed net investment income (loss) ................        160,376           2,411,996           (122,744)           61,017
Accumulated undistributed net realized gain
  on sale of investments and foreign
  currency transactions....................................     14,482,821          65,075,435          2,524,727           452,729
Net unrealized appreciation (depreciation)
  in value of investments and translation
  of assets and liabilities in foreign currency............     (6,377,836)        279,471,408           (763,745)         (342,937)
                                                               -----------        ------------        -----------        ----------
    Net assets.............................................     85,628,124         886,584,557         31,559,946         6,598,485
                                                               -----------        ------------        -----------        ----------
      Total liabilities and net assets.....................    $85,796,463        $891,049,408        $31,755,920        $6,618,884
                                                               ===========        ============        ===========        ==========

Class "A" Shares
Capital shares outstanding.................................      9,948,830          87,294,217          1,687,311           306,981
Net assets.................................................    $76,370,950        $773,606,316        $18,940,723        $3,294,479
Net asset value per share (net assets divided by
  shares outstanding)......................................          $7.68               $8.86             $11.23            $10.73
Add: Selling commission (5.75% of the
  offering price)..........................................           0.47                0.54               0.69              0.65
                                                               -----------        ------------        -----------        ----------
Offering price per share (net asset value
  divided by 94.25%).......................................          $8.15               $9.40             $11.92            $11.38
                                                               ===========        ============        ===========        ==========

Class "B" Shares
Capital shares outstanding.................................      1,228,069          13,267,776          1,158,945           311,145
Net assets.................................................     $9,257,174        $112,978,241        $12,619,223        $3,304,006
Net asset value per share (net assets divided by
  shares outstanding)......................................          $7.54               $8.52             $10.89            $10.62
                                                               ===========        ============        ===========        ==========


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       38

    BALANCE SHEETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

                                                                        SECURITY EQUITY FUND
                                                             -------------------------------------------
                                                                SOCIAL                                  SMALL           SECURITY
                                                              AWARENESS             VALUE              COMPANY            ULTRA
                                                                SERIES              SERIES              SERIES            FUND

Assets
Investments, at value (identified cost: $9,958,208,
  $17,806,004, $3,418,984 and $72,062,782,
  respectively)............................................    $11,844,713         $16,985,744         $3,557,181       $70,869,811
Cash.......................................................      1,011,115             669,232          1,132,601         1,134,507
Receivables:
  Fund shares sold.........................................         10,663              54,799                 --            20,457
  Securities sold..........................................             --                  --             93,525         1,765,004
  Interest.................................................          3,299                 690              3,257             5,022
  Dividends................................................          9,984              11,942                 28            39,610
Prepaid expenses...........................................          6,168               7,924              5,431                --
                                                               -----------        ------------        -----------       -----------
    Total assets...........................................    $12,885,942         $17,730,331         $4,792,023       $73,834,411
                                                               ===========        ============        ===========       ===========

Liabilities and Net Assets
Liabilities:
Payable for:
  Securities purchased..................................... $           --       $     184,350        $   601,840     $     565,435
  Fund shares redeemed.....................................             --                  --                 --            23,526
Other liabilities:
  Management fees..........................................         10,614              13,860                 --            76,393
  Custodian fees...........................................            680                 953              2,435                --
  Transfer and administration fees.........................          2,454               3,545                911                --
  Professional fees........................................          2,487               6,000                 --                --
  12b-1 distribution plan fees.............................          4,222               5,339              1,225             4,536
  Other payables...........................................          1,665                 702              4,655                --
                                                               -----------        ------------        -----------       -----------
    Total liabilities......................................         22,122             214,749            611,066           669,890
Net Assets:
Paid in capital............................................     10,711,122          18,313,385          4,685,111        55,429,438
Undistributed net investment loss .........................             --                  --                 --                --
Accumulated undistributed net realized gain (loss)
  on sale of investments and
  foreign currency transactions............................        266,193              22,457           (642,351)       18,928,054
Net unrealized appreciation (depreciation)
  in value of investments and translation
  of assets and liabilities in foreign currency............      1,886,505            (820,260)           138,197        (1,192,971)
                                                               -----------        ------------        -----------       -----------
    Net assets.............................................     12,863,820          17,515,582          4,180,957        73,164,521
                                                               -----------        ------------        -----------       -----------
      Total liabilities and net assets.....................    $12,885,942         $17,730,331         $4,792,023       $73,834,411
                                                               ===========        ============        ===========       ===========

Class "A" Shares
Capital shares outstanding.................................        393,357             903,422            307,649         8,831,863
Net assets.................................................     $7,618,508         $10,901,036         $2,676,895       $67,554,143
Net asset value per share (net assets divided by
  shares outstanding)......................................         $19.37              $12.07              $8.70             $7.65
Add: Selling commission (5.75% of the
  offering price)..........................................           1.18                0.74               0.53              0.47
                                                               -----------        ------------        -----------       -----------
Offering price per share (net asset value
  divided by 94.25%).......................................         $20.55              $12.81              $9.23             $8.12
                                                               ===========        ============        ===========       ===========

Class "B" Shares
Capital shares outstanding.................................        275,857             554,061            174,329           770,616
Net assets.................................................     $5,245,312          $6,614,546         $1,504,062        $5,610,378
Net asset value per share (net assets divided by
  shares outstanding)......................................         $19.01              $11.94              $8.63             $7.28
                                                               ===========        ============        ===========       ===========

                            See accompanying notes.

--------------------------------------------------------------------------------
                                       39

    STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                                                           SECURITY EQUITY FUND
                                                                            ----------------------------------------------------
                                                                SECURITY                                                  ASSET
                                                               GROWTH AND           EQUITY              GLOBAL          ALLOCATION
                                                              INCOME FUND           SERIES              SERIES            SERIES
Investment Income:
  Dividends................................................     $1,764,997         $10,325,189        $   589,288      $     78,776
  Interest.................................................        856,440           2,453,906            182,467           118,225
                                                               -----------        ------------        -----------        ----------
                                                                 2,621,437          12,779,095            771,755           197,001
    Less foreign tax expense...............................             --                  --            (51,034)           (4,670)
                                                               -----------        ------------        -----------        ----------
    Total investment income................................      2,621,437          12,779,095            720,721           192,331

Expenses:
  Management fees..........................................      1,168,375           9,261,209            670,488            72,662
  Custodian fees...........................................             --                  --                 --             4,681
  Transfer/maintenance fees................................             --                  --                 --            12,372
  Administration fees......................................             --                  --                 --            63,270
  Directors' fees..........................................             --                  --                 --                74
  Professional fees........................................             --                  --                 --             5,837
  Reports to shareholders..................................             --                  --                 --               590
  Registration fees........................................             --                  --                 --            19,738
  Other expenses...........................................             --                  --                 --               425
  12b-1 distribution plan fees (Class B)...................         88,110           1,026,720            122,163            36,063
                                                               -----------        ------------        -----------        ----------
                                                                 1,256,485          10,287,929            792,651           215,712
    Less: Reimbursement of expenses........................             --                  --                 --           (36,703)
                                                               -----------        ------------        -----------        ----------
      Total expenses.......................................      1,256,485          10,287,929            792,651           179,009
                                                               -----------        ------------        -----------        ----------
      Net investment income (loss).........................      1,364,952           2,491,166            (71,930)           13,322

Net Realized and Unrealized Gain:
Net realized gain (loss) during the period on:
  Investments..............................................     16,026,155          74,934,557          2,543,979           522,251
  Foreign currency transactions............................             --                  --            (20,654)             (706)
                                                               -----------        ------------        -----------        ----------
    Net realized gain .....................................     16,026,155          74,934,557          2,523,325           521,545

Net change in unrealized appreciation (depreciation) during
 the period on:
  Investments..............................................    (25,050,350)        (19,967,302)        (5,346,047)       (1,088,938)
  Translation of assets and liabilities
    in foreign currencies..................................             --                  --             (4,541)              165
                                                               -----------        ------------        -----------        ----------
  Net unrealized depreciation .............................    (25,050,350)        (19,967,302)        (5,350,588)       (1,088,773)
                                                               -----------        ------------        -----------        ----------
    Net gain (loss) .......................................     (9,024,195)         54,967,255         (2,827,263)         (567,228)
                                                               -----------        ------------        -----------        ----------
      Net increase (decrease) in net assets
        resulting from operations..........................    ($7,659,243)        $57,458,421        ($2,899,193)        ($553,906)
                                                               ===========        ============        ===========        ==========

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       40

     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998, EXCEPT AS NOTED.

                                                                        SECURITY EQUITY FUND
                                                             -------------------------------------------
                                                                SOCIAL                                    SMALL         SECURITY
                                                               AWARENESS             VALUE               COMPANY          ULTRA
                                                                SERIES               SERIES              SERIES*          FUND

Investment Income:
  Dividends................................................       $116,364         $   145,147         $    7,614     $     381,759
  Interest.................................................         30,903              19,676             27,349           132,043
                                                               -----------        ------------        -----------       -----------

    Total investment income................................        147,267             164,823             34,963           513,802

Expenses:
  Management fees..........................................        120,016             144,005             33,554         1,068,177
  Custodian fees...........................................          3,635               3,873             10,041                --
  Transfer/maintenance fees................................         14,440              19,523              4,672                --
  Administration fees......................................         10,801              12,984              3,020                --
  Directors' fees..........................................            128                 183                 33                --
  Professional fees........................................          4,887              12,208              5,350                --
  Reports to shareholders..................................            722                 954                189                --
  Registration fees........................................         24,117              28,630             22,240                --
  Other expenses...........................................          1,291                  --              1,121                --
  12b-1 distribution plan fees (Class B)...................         45,580              55,844             14,745            62,235
                                                               -----------        ------------        -----------        ----------
                                                                   225,617             278,204             94,965         1,130,412
    Less: Reimbursement of expenses........................        (34,388)            (35,151)           (33,554)               --
                                                               -----------        ------------        -----------       -----------
     Total expenses........................................        191,229             243,053             61,411         1,130,412
                                                               -----------        ------------        -----------       -----------
      Net investment (loss)................................        (43,962)            (78,230)           (26,448)         (616,610)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the
         period on investments ...........................         478,803             254,031           (642,351)       21,894,442

Net change in unrealized appreciation (depreciation)
  during the period on investments.........................        245,900          (1,677,229)           138,197       (31,503,654)
                                                              ------------        ------------       ------------      ------------
    Net gain (loss) .......................................        724,703          (1,423,198)          (504,154)       (9,609,212)

                                                              ------------        ------------       ------------      ------------
        Net increase (decrease) in net assets
         resulting from operations.........................       $680,741         ($1,501,428)         ($530,602)     ($10,225,822)
                                                               ===========        ============        ===========      ============





*Period October 15, 1997 (inception) through September 30, 1998.

                            See accompanying notes.
--------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                                                           SECURITY EQUITY FUND

                                                                            ----------------------------------------------------
                                                               SECURITY                                                   ASSET
                                                               GROWTH AND            EQUITY             GLOBAL          ALLOCATION
                                                              INCOME FUND            SERIES              SERIES            SERIES
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................    $ 1,364,952       $   2,491,166        $   (71,930)       $   13,322
  Net realized gain .......................................     16,026,155          74,934,557          2,523,325           521,545
  Unrealized depreciation
        during the period..................................    (25,050,350)        (19,967,302)        (5,350,588)       (1,088,773)
                                                               -----------        ------------        -----------        ----------
    Net increase (decrease) in net assets
      resulting from operations............................     (7,659,243)         57,458,421         (2,899,193)         (553,906)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................     (1,262,953)         (2,345,453)          (149,975)          (58,957)
    Class B................................................        (37,978)                 --                 --           (28,111)
  Net realized gain
    Class A................................................    (20,855,139)        (64,378,392)        (1,839,513)         (224,701)
    Class B................................................     (1,779,733)         (7,895,986)        (1,085,880)         (230,756)
                                                               -----------        ------------        -----------        ----------
      Total distributions to shareholders..................    (23,935,803)        (74,619,831)        (3,075,368)         (542,525)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      8,039,594         136,274,032          6,756,901           477,764
    Class B................................................      6,982,465          87,126,289          7,257,866           273,444
  Dividends reinvested
    Class A................................................     20,461,757          62,161,314          1,961,738           281,349
    Class B................................................      1,801,115           7,737,823          1,084,862           257,508
  Shares redeemed
    Class A................................................    (14,689,087)       (169,188,732)       (10,210,710)         (834,386)
    Class B................................................     (3,361,102)        (67,220,998)        (6,570,649)         (518,143)
                                                               -----------        ------------        -----------        ----------
    Net increase (decrease)
      from capital share transactions......................     19,234,742          56,889,728            280,008           (62,464)
                                                               -----------        ------------        -----------        ----------
      Total increase (decrease) in net assets..............    (12,360,304)         39,728,318         (5,694,553)       (1,158,895)

NET ASSETS:
  Beginning of period......................................     97,988,428         846,856,239         37,254,499         7,757,380
                                                               -----------        ------------        -----------        ----------
  End of period............................................    $85,628,124        $886,584,557        $31,559,946        $6,598,485
                                                               ===========        ============        ===========        ==========
  Undistributed net investment income (loss) at
    end of period..........................................       $160,376          $2,411,996          ($122,744)          $61,017
                                                               ===========        ============        ===========        ==========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................        897,930          14,708,089            550,745            40,767
    Class B................................................        777,100           9,679,948            609,174            23,179
  Dividends reinvested
    Class A................................................      2,491,694           7,660,051            178,892            26,301
    Class B................................................        224,071             983,955            101,172            24,152
  Shares redeemed
    Class A................................................     (1,631,465)        (18,384,656)          (826,479)          (70,566)
    Class B................................................       (386,154)         (7,521,486)          (539,145)          (45,400)
                                                               -----------        ------------        -----------        ----------
    Net increase (decrease) ...............................      2,373,176           7,125,901             74,359            (1,567)
                                                               ===========        ============        ===========        ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998, EXCEPT AS NOTED.

                                                                        SECURITY EQUITY FUND
                                                             -------------------------------------------
                                                                SOCIAL                                  SMALL           SECURITY
                                                              AWARENESS             VALUE              COMPANY            ULTRA
                                                                SERIES              SERIES              SERIES            FUND

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment loss...................................     $     (43,962)     $      (78,230)      $    (26,448)    $    (616,610)
  Net realized gain (loss).................................        478,803             254,031           (642,351)       21,894,442
  Unrealized appreciation (depreciation)
    during the period......................................        245,900          (1,677,229)           138,197       (31,503,654)
                                                               -----------        ------------         ----------       -----------
    Net increase (decrease) in net assets
     resulting from operations.............................        680,741          (1,501,428)          (530,602)      (10,225,822)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................        (13,294)            (23,776)            (1,066)               --
    Class B................................................             --                  --                 --                --
  Net realized gain
    Class A................................................             --            (148,467)                --        (4,076,926)
    Class B................................................             --             (99,378)                --          (303,165)
                                                               -----------        ------------        -----------       -----------
    Total distributions to shareholders....................        (13,294)           (271,621)            (1,066)       (4,380,091)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      1,947,642           8,620,440          3,335,436        15,549,214
    Class B................................................      1,754,799           4,903,668          1,815,706         5,484,993
  Dividends reinvested
    Class A................................................         12,614             169,124              1,049         3,906,218
    Class B................................................             --              87,953                 --           296,771
  Shares redeemed
    Class A................................................     (1,015,030)         (1,448,635)          (357,569)      (22,820,668)
    Class B................................................       (353,596)         (1,246,510)           (81,997)       (5,113,365)
                                                               -----------        ------------        -----------       -----------
    Net increase (decrease)
     from capital share transactions.......................      2,346,429          11,086,040          4,712,625        (2,696,837)
                                                               -----------        ------------        -----------       -----------
      Total increase (decrease) in net assets..............      3,013,876           9,312,991          4,180,957       (17,302,750)

NET ASSETS:
  Beginning of period......................................      9,849,944           8,202,591                 --        90,467,271
                                                               -----------        ------------        -----------       -----------
  End of period............................................    $12,863,820         $17,515,582         $4,180,957       $73,164,521
                                                               ===========        ============        ===========       ===========
  Undistributed net investment income at
    end of period..........................................            $--                 $--                $--               $--
                                                               ===========        ============        ===========       ===========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................         99,548             638,717            342,821         1,810,198
    Class B................................................         89,089             368,016            182,081           652,253
  Dividends reinvested
    Class A................................................            705              13,847                113           479,762
    Class B................................................             --               7,210                 --            37,989
  Shares redeemed
    Class A................................................        (52,024)           (106,666)           (35,285)       (2,607,409)
    Class B................................................        (17,598)            (97,738)            (7,752)         (589,552)
                                                               -----------        ------------        -----------       -----------

    Net increase (decrease) ...............................        119,720             823,386            481,978          (216,759)
                                                               ===========        ============        ===========       ===========


*Period October 15, 1997 (inception) through September 30, 1998.

                            See accompanying notes.
--------------------------------------------------------------------------------

     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                           SECURITY EQUITY FUND
                                                                            ----------------------------------------------------
                                                               SECURITY                                                   ASSET
                                                               GROWTH AND            EQUITY             GLOBAL          ALLOCATION
                                                              INCOME FUND            SERIES              SERIES            SERIES
INCREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................    $ 1,221,015         $ 2,692,742          $ (77,044)         $ 70,250
  Net realized gain .......................................     21,245,450          70,480,807          3,427,527           461,093
  Unrealized appreciation during the period................      3,450,512         126,763,115          2,563,891           619,758
                                                               -----------        ------------        -----------        ----------
    Net increase in net assets
      resulting from operations............................     25,916,977         199,936,664          5,914,374         1,151,101


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................     (1,278,257)         (3,155,322)          (597,023)          (63,009)
    Class B................................................        (29,101)                 --           (199,976)          (52,830)
  Net realized gain
    Class A................................................     (5,648,284)        (49,869,431)        (1,243,269)          (61,070)
    Class B................................................       (232,550)         (4,463,901)          (515,069)          (73,554)
                                                               -----------        ------------        -----------        ----------
      Total distributions to shareholders..................     (7,188,192)        (57,488,654)        (2,555,337)         (250,463)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      5,721,292         221,241,550          6,304,969         1,478,803
    Class B................................................      3,688,134         110,104,405          6,613,460         1,009,991
  Dividends reinvested
    Class A................................................      6,351,214          49,656,213          1,808,607           122,613
    Class B................................................        253,502           4,431,044            714,502           124,004
  Shares redeemed
    Class A................................................    (11,732,659)       (219,339,034)        (5,834,526)         (595,393)
    Class B................................................       (542,134)        (76,188,625)        (2,640,062)         (513,448)
                                                               -----------        ------------        -----------        ----------
    Net increase from capital share transactions...........      3,739,349          89,905,553          6,966,950         1,626,570
                                                               -----------        ------------        -----------        ----------
      Total increase in net assets.........................     22,468,134         232,353,563         10,325,987         2,527,208

NET ASSETS:
  Beginning of year........................................     75,520,294         614,502,676         26,928,512         5,230,172
                                                               -----------        ------------        -----------        ----------
  End of year..............................................    $97,988,428        $846,856,239        $37,254,499        $7,757,380
                                                               ===========        ============        ===========        ==========
  Undistributed net investment income at
    end of year............................................        $96,355          $2,266,283           $105,784           $67,914
                                                               ===========        ============        ===========        ==========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................        602,485          27,937,552            503,842           128,634
    Class B................................................        388,324          14,249,362            537,435            89,049
  Dividends reinvested
    Class A................................................        721,721           6,886,178            157,805            11,078
    Class B................................................         29,373             628,340             63,438            11,246
  Shares redeemed
    Class A................................................     (1,232,959)        (27,902,983)          (459,717)          (50,647)
    Class B................................................        (56,091)        (10,027,869)          (211,371)          (44,492)
                                                               -----------        ------------        -----------        ----------
    Net increase...........................................        452,853          11,770,580            591,432           144,868
                                                               ===========        ============        ===========        ==========

                            See accompanying notes.

--------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997, EXCEPT AS NOTED.

                                                                      SECURITY EQUITY FUND
                                                               ----------------------------------

                                                                 SOCIAL                                SECURITY
                                                               AWARENESS            VALUE               ULTRA
                                                                SERIES*            SERIES**              FUND
INCREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................    $     5,542        $     11,189        $  (832,436)
  Net realized gain (loss).................................       (204,858)            107,088          2,802,288
  Unrealized appreciation during the period................      1,640,605             856,969         13,191,840
                                                               -----------        ------------        -----------
    Net increase in net assets
     resulting from operations.............................      1,441,289             975,246         15,161,692


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................             --                  --                 --
    Class B................................................             --                  --                 --
  Net realized gain
    Class A................................................             --                  --         (5,180,781)
    Class B................................................             --                  --           (326,156)
                                                               -----------        ------------        -----------
    Total distributions to shareholders....................             --                  --         (5,506,937)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      5,535,748           4,177,778         22,311,821
    Class B................................................      3,185,475           3,087,104          6,072,670
  Dividends reinvested
    Class A................................................             --                  --          4,973,701
    Class B................................................             --                  --            326,142
  Shares redeemed
    Class A................................................       (306,673)            (23,359)       (26,312,322)
    Class B................................................         (5,895)            (14,178)        (3,487,931)
                                                               -----------        ------------        -----------
    Net increase from capital share transactions...........      8,408,655           7,227,345          3,884,081
                                                               -----------        ------------        -----------
      Total increase in net assets.........................      9,849,944           8,202,591         13,538,836

NET ASSETS:
  Beginning of period......................................             --                  --         76,928,435
                                                               -----------        ------------        -----------
  End of period............................................     $9,849,944          $8,202,591        $90,467,271
                                                               ===========        ============        ===========
  Undistributed net investment income at
    end of period..........................................         $5,542             $11,189                $--
                                                               ===========        ============        ===========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................        363,334             359,432          2,872,813
    Class B................................................        204,698             277,836            766,245
  Dividends reinvested
    Class A................................................             --                  --            656,941
    Class B................................................             --                  --             44,428
  Shares redeemed
    Class A................................................        (18,206)             (1,908)        (3,375,134)
    Class B................................................           (332)             (1,263)          (476,747)
                                                               -----------        ------------        -----------
    Net increase...........................................        549,494             634,097            488,546
                                                               ===========        ============        ===========

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                             $11.14      $9.05       $7.93       $6.96       $7.84
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)                                      0.13       0.15        0.18        0.16        0.13
Net Gain (Loss) on Securities
 (realized and unrealized)                                       (0.87)      2.81        1.37        1.18       (0.71)
                                                               -------    -------     -------    --------    --------
Total from Investment Operations                                 (0.74)      2.96        1.55        1.34       (0.58)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                           (0.13)     (0.16)      (0.16)      (0.16)      (0.13)
Distributions (from Capital Gains)                               (2.59)     (0.71)      (0.27)      (0.21)      (0.17)
                                                               -------    -------     -------    --------    --------
   Total Distributions                                           (2.72)     (0.87)      (0.43)      (0.37)      (0.30)
                                                               -------    -------     -------    --------    --------
NET ASSET VALUE END OF PERIOD                                    $7.68     $11.14       $9.05       $7.93       $6.96
                                                               =======    =======     =======    ========    ========
TOTAL RETURN (a)                                                (7.95%)     35.31%      20.31%      20.25%      (7.6%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                           $76,371     $91,252     $73,273    $67,430     $65,328
Ratio of Expenses to Average Net Assets                          1.21%       1.24%       1.29%      1.31%       1.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                     1.49%       1.53%       2.09%      2.21%       1.70%
Portfolio Turnover Rate                                           144%        124%         69%       130%        163%


SECURITY GROWTH AND INCOME FUND (CLASS B)


                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                             $10.99       $8.94       $7.85      $6.90       $7.83
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)                                      0.05        0.05        0.09       0.08        0.05
Net Gain (Loss) on Securities
 (realized and unrealized)                                       (0.88)       2.77        1.35       1.18       (0.69)
                                                              --------    --------    --------   --------    --------
Total from Investment Operations                                 (0.83)       2.82        1.44       1.26       (0.64)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                           (0.03)      (0.06)      (0.08)     (0.09)      (0.12)
Distributions (from Capital Gains)                               (2.59)      (0.71)      (0.27)     (0.22)      (0.17)
                                                              --------    --------    --------   --------    --------
   Total Distributions                                           (2.62)      (0.77)      (0.35)     (0.31)      (0.29)
                                                              --------    --------    --------   --------    --------
NET ASSET VALUE END OF PERIOD                                    $7.54      $10.99       $8.94      $7.85       $6.90
                                                              ========    ========    ========   ========    ========
TOTAL RETURN (a)                                                (8.95%)      34.01%      19.01%     19.07%      (8.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                            $9,257      $6,737      $2,247     $1,130        $668
Ratio of Expenses to Average Net Assets                           2.21%       2.24%       2.29%      2.31%       2.27%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                      0.59%       0.53%       1.09%      1.21%       1.03%
Portfolio Turnover Rate                                            144%        124%         69%       130%        178%

                            See accompanying notes.

--------------------------------------------------------------------------------
                                       46

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $9.09      $7.54       $6.55       $5.54        $6.73
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................        0.04       0.04        0.05        0.04         0.05
Net Gain (Loss) on Securities
 (realized and unrealized)................................        0.56       2.20        1.48        1.38         0.09
                                                              --------   --------    --------    --------     --------
Total from Investment Operations..........................        0.60       2.24        1.53        1.42         0.14
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................       (0.03)     (0.04)      (0.06)         --        (0.12)
Distributions (from Capital Gains)                               (0.80)     (0.65)      (0.48)      (0.41)       (1.21)
                                                              --------   --------    --------    --------     --------
   Total Distributions....................................       (0.83)     (0.69)      (0.54)      (0.41)       (1.33)
                                                              --------   --------    --------    --------     --------
NET ASSET VALUE END OF PERIOD.............................       $8.86      $9.09       $7.54       $6.55        $5.54
                                                              ========   ========    ========    ========     ========
TOTAL RETURN (a)..........................................        7.38%     32.08%      24.90%      27.77%        1.95%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................    $773,606   $757,520    $575,680    $440,339     $358,237
Ratio of Expenses to Average Net Assets...................        1.02%      1.03%       1.04%       1.05%        1.06%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................        0.39%      0.46%       0.75%       0.87%        0.86%
Portfolio Turnover Rate...................................          47%        66%         64%         95%          79%

SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $8.82        $7.36       $6.43      $5.49      $6.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.05)       (0.04)      (0.02)     (0.01)      0.01
Net Gain (Loss) on Securities
 (realized and unrealized)................................        0.55         2.15        1.45       1.36         --
                                                              --------     --------    --------   --------   --------
Total from Investment Operations..........................        0.50         2.11        1.43       1.35       0.01
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................          --           --       (0.02)        --      (0.12)
Distributions (from Capital Gains)                               (0.80)       (0.65)      (0.48)     (0.41)     (1.21)
                                                              --------     --------    --------   --------   --------
   Total Distributions....................................       (0.80)       (0.65)      (0.50)     (0.41)     (1.33)
                                                              --------     --------    --------   --------   --------
NET ASSET VALUE END OF PERIOD.............................       $8.52        $8.82       $7.36      $6.43      $5.49
                                                              ========     ========    ========   ========   ========
TOTAL RETURN (a)..........................................        6.38%       30.85%      23.57%     26.69%    (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................    $112,978      $89,336     $38,822    $19,288     $7,452
Ratio of Expenses to Average Net Assets...................        2.02%        2.03%       2.04%      2.05%      2.07%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.61%)      (0.54%)     (0.25%)    (0.13%)    (0.01%)
Portfolio Turnover Rate...................................          47%          66%         64%        95%        80%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(F)     1997(F)     1996(F)    1995(F)     1994(B)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $13.56     $12.42     $10.94      $10.84      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................         0.02       0.01       0.01       (0.02)      (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized)................................        (1.19)      2.29       1.87        0.31        0.87
                                                               --------   --------   --------    --------    --------
Total from Investment Operations..........................        (1.17)      2.30       1.88        0.29        0.84
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................        (0.09)     (0.38)     (0.25)         --          --
Distributions (from Capital Gains)                                (1.07)     (0.78)     (0.15)      (0.19)         --
                                                               --------   --------   --------    --------    --------
   Total Distributions....................................        (1.16)     (1.16)     (0.40)      (0.19)         --
                                                               --------   --------   --------    --------    --------
NET ASSET VALUE END OF PERIOD.............................       $11.23     $13.56     $12.42      $10.94      $10.84
                                                               ========   ========   ========    ========    ========
TOTAL RETURN (a)..........................................       (8.47%)     20.22%     17.73%       2.80%       8.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $18,941    $24,193    $19,644     $16,261     $20,128
Ratio of Expenses to Average Net Assets...................         2.00%      2.00%      2.00%       2.00%       2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................         0.15%      0.07%      0.07%     (0.17%)     (0.01%)
Portfolio Turnover Rate...................................          122%       132%       142%        141%         73%


SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $13.22     $12.18      $10.74      $10.75       $9.96
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.10)     (0.11)      (0.10)      (0.12)      (0.12)
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (1.16)      2.24        1.84        0.30        0.91
                                                              --------   --------    --------    --------    --------
Total from Investment Operations..........................       (1.26)      2.13        1.74        0.18        0.79
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................          --      (0.31)      (0.14)         --          --
Distributions (from Capital Gains)                               (1.07)     (0.78)      (0.16)      (0.19)         --
                                                              --------   --------    --------    --------    --------
   Total Distributions....................................       (1.07)     (1.09)      (0.30)      (0.19)         --
                                                              --------   --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD.............................      $10.89     $13.22      $12.18      $10.74      $10.75
                                                              ========   ========    ========    ========    ========
TOTAL RETURN (a)..........................................      (9.43%)     19.01%      16.57%       1.79%       7.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................     $12,619    $13,061      $7,285      $5,433      $3,960
Ratio of Expenses to Average Net Assets...................        3.00%      3.00%       3.00%       3.00%       3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.85%)    (0.93%)     (0.93%)     (1.17%)     (0.01%)
Portfolio Turnover Rate...................................         122%       132%        142%        141%         73%


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       48

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CLASS A)
                                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------------------
                                                              1998(e)(f)     1997(e)(f)(i)     1996(e)(f)     1995(d)(e)(f)
                                                              ----------     -------------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $12.58            $11.06          $10.54         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................        0.08              0.17            0.25           0.04
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (0.98)             1.86            0.77           0.50
                                                              --------          --------        --------       --------
Total from Investment Operations..........................       (0.90)             2.03            1.02           0.54
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................       (0.20)            (0.26)          (0.33)            --
Distributions (from Capital Gains)                               (0.75)            (0.25)          (0.17)            --
                                                              --------          --------        --------       --------
   Total Distributions....................................       (0.95)            (0.51)          (0.50)            --
                                                              --------          --------        --------       --------
NET ASSET VALUE END OF PERIOD.............................      $10.73            $12.58          $11.06         $10.54
                                                              ========          ========        ========       ========
TOTAL RETURN (a)..........................................      (7.19%)            19.00%          10.01%          5.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $3,294            $3,906          $2,449         $1,906
Ratio of Expenses to Average Net Assets...................        2.00%             1.68%           2.00%          2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................        0.65%             1.52%           2.32%          1.33%
Portfolio Turnover Rate...................................          45%               79%             75%           129%

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CLASS B)
                                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------------------
                                                              1998(e)(f)     1997(e)(f)(i)     1996(e)(f)     1995(d)(e)(f)
                                                              ----------     -------------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $12.45            $10.97          $10.50          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.03)             0.07            0.14            0.01
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (0.96)             1.84            0.77            0.49
                                                              --------          --------        --------        --------
Total from Investment Operations..........................       (0.99)             1.91            0.91            0.50
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................       (0.09)            (0.18)          (0.27)             --
Distributions (from Capital Gains)                               (0.75)            (0.25)          (0.17)             --
                                                              --------          --------        --------        --------
   Total Distributions....................................       (0.84)            (0.43)          (0.44)             --
                                                              --------          --------        --------        --------
NET ASSET VALUE END OF PERIOD.............................      $10.62            $12.45          $10.97          $10.50
                                                              ========          ========        ========        ========

TOTAL RETURN (a)..........................................      (7.99%)            17.95%           8.97%           5.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $3,304            $3,851          $2,781          $1,529
Ratio of Expenses to Average Net Assets...................        2.94%             2.58%           3.00%           3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.29%)             0.61%           1.32%           0.31%
Portfolio Turnover Rate...................................          45%               79%             75%            129%
Portfolio Turnover Rate


                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................        $17.99          $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................            --            0.08
Net Gain (Loss) on Securities
 (realized and unrealized)................................          1.42            2.91
                                                                --------        --------
Total from Investment Operations..........................          1.42            2.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................         (0.04)             --
Distributions (from Capital Gains)                                    --             .--
                                                                --------        --------
   Total Distributions....................................         (0.04)             --
                                                                --------        --------
NET ASSET VALUE END OF PERIOD.............................        $19.37          $17.99
                                                                ========        ========
TOTAL RETURN (a)..........................................          7.89%          19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................        $7,619          $6,209
Ratio of Expenses to Average Net Assets...................          1.22%           0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................            --            0.57%
Portfolio Turnover Rate...................................            41%             38%


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $17.81            $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.19)            (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized)................................        1.39              2.89
                                                              --------          --------
Total from Investment Operations..........................        1.20              2.81
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                              --                --
Distributions (from Capital Gains)                                  --                --
                                                              --------          --------
   Total Distributions                                              --                --
                                                              --------          --------
NET ASSET VALUE END OF PERIOD.............................      $19.01            $17.81
                                                              ========          ========
TOTAL RETURN (a)..........................................        6.74%            18.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $5,245            $3,641
Ratio of Expenses to Average Net Assets...................        2.20%             1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.98%)           (0.60%)
Portfolio Turnover Rate...................................          41%               38%


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       50

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - VALUE SERIES (CLASS A)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $12.95          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................        (0.02)           0.05
Net Gain (Loss) on Securities
 (realized and unrealized)................................        (0.53)           2.90
                                                              ---------       ---------

Total from Investment Operations..........................        (0.55)           2.95
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................        (0.05)             --
Distributions (from Capital Gains)........................        (0.28)             --
                                                              ---------       ---------
   Total Distributions....................................        (0.33)             --
                                                              ---------       ---------
NET ASSET VALUE END OF PERIOD.............................       $12.07          $12.95
                                                              =========       =========
TOTAL RETURN (a)..........................................       (4.31%)          29.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $10,901          $4,631
Ratio of Expenses to Average Net Assets...................         1.27%           1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................       (0.13%)           1.43%
Portfolio Turnover Rate...................................           98%             35%

SECURITY EQUITY FUND - VALUE SERIES (CLASS B)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $12.91           $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.15)            0.01
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (0.54)            2.90
                                                             ---------        ---------
Total from Investment Operations..........................       (0.69)            2.91
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                              --               --
Distributions (from Capital Gains)........................       (0.28)              --
                                                             ---------        ---------
   Total Distributions....................................       (0.28)              --
                                                             ---------        ---------
NET ASSET VALUE END OF PERIOD.............................      $11.94           $12.91
                                                             =========        =========

TOTAL RETURN (a)..........................................      (5.38%)           29.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $6,615           $3,572
Ratio of Expenses to Average Net Assets...................        2.33%            2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (1.19%)            0.27%
Portfolio Turnover Rate...................................          98%              35%


                            See accompanying notes.
--------------------------------------------------------------------------------
                                      51

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL COMPANY SERIES  (CLASS A)
                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                   --------------------------------------

                                                              1998(e)(f)(j)
                                                              ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..........................       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).................................        (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized)...................................        (1.26)
                                                                  --------
Total from Investment Operations.............................        (1.29)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).......................        (0.01)
Distributions (from Capital Gains)                                      --
                                                                  --------
   Total Distributions.......................................        (0.01)
                                                                  --------
NET ASSET VALUE END OF PERIOD                                        $8.70
                                                                  ========
TOTAL RETURN (a).............................................      (12.95%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).........................       $2,677
Ratio of Expenses to Average Net Assets......................         1.39%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.................................................       (0.35%)
Portfolio Turnover Rate......................................          366%


SECURITY EQUITY FUND - SMALL COMPANY  SERIES (CLASS B)
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                       --------------------------------------

                                                                   1998(e)(f)(j)
                                                                    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..........................         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).................................          (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized)...................................          (1.24)
                                                                    --------
Total from Investment Operations.............................          (1.37)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                                    --
Distributions (from Capital Gains)                                        --
                                                                    --------
   Total Distributions                                                     -
                                                                    --------
NET ASSET VALUE END OF PERIOD................................          $8.63
                                                                    ========

TOTAL RETURN (a).............................................        (13.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).........................         $1,504
Ratio of Expenses to Average Net Assets......................           2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.................................................         (1.34%)
Portfolio Turnover Rate......................................            366%


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       52

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $9.24       $8.25        $8.20      $6.82         $8.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)..............................      (0.06)      (0.08)       (0.05)     (0.02)        (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized)................................      (1.06)       1.65         1.10       1.54         (0.19)
                                                             --------    --------     --------   --------      --------
Total from Investment Operations..........................      (1.12)       1.57         1.05       1.52         (0.24)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                             --          --           --         --            --
Distributions (from Capital Gains)........................      (0.47)      (0.58)       (1.00)     (0.14)        (1.07)
                                                             --------    --------     --------   --------      --------
   Total Distributions....................................      (0.47)      (0.58)       (1.00)     (0.14)        (1.07)
                                                             --------    --------     --------   --------      --------
NET ASSET VALUE END OF PERIOD.............................      $7.65       $9.24        $8.25      $8.20         $6.82
                                                             ========    ========     ========   ========      ========
TOTAL RETURN (a)..........................................    (12.45%)      20.57%       15.36%     22.69%        (3.6%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................    $67,554     $84,504      $74,230    $66,052       $60,695
Ratio of Expenses to Average Net Assets...................       1.23%       1.71%        1.31%      1.32%         1.33%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................     (0.64%)     (1.01%)      (0.61%)    (0.31%)       (0.80%)
Portfolio Turnover Rate...................................        116%         68%         161%       180%          111%



SECURITY ULTRA FUND (CLASS B)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $8.90      $8.03       $8.11       $6.81        $8.30
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)..............................       (0.14)     (0.15)      (0.13)      (0.09)       (0.10)
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (1.01)      1.60        1.05        1.53        (0.32)
                                                              --------   --------    --------    --------     --------
Total from Investment Operations..........................       (1.15)      1.45        0.92        1.44        (0.42)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                              --         --          --           -           --
Distributions (from Capital Gains)........................       (0.47)     (0.58)      (1.00)      (0.14)       (1.07)
                                                              --------   --------    --------    --------     --------
   Total Distributions....................................       (0.47)     (0.58)      (1.00)      (0.14)       (1.07)
                                                              --------   --------    --------    --------     --------
NET ASSET VALUE END OF PERIOD.............................       $7.28      $8.90       $8.03       $8.11        $6.81
                                                              ========   ========    ========    ========     ========
TOTAL RETURN (a)..........................................     (13.30%)     19.58%      13.81%      21.53%      (5.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $5,610     $5,964      $2,698      $5,428       $1,254
Ratio of Expenses to Average Net Assets...................        2.23%      2.71%       2.31%       2.32%        2.36%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (1.64%)    (2.01%)     (1.61%)     (1.31%)      (1.76%)
Portfolio Turnover Rate...................................         116%        68%        161%        180%         110%


                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.
(b) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.
(c) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(d) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.
(e) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                           1995    1996  1997    1998
    Asset Allocation Series       Class A  3.6%    3.1%  2.4%    2.5%
                                  Class B  4.7%    3.9%  3.3%    3.4%
    Social Awareness Series       Class A   N/A    N/A   1.7%    1.5%
                                  Class B   N/A    N/A   2.8%    2.5%
    Value Series                  Class A   N/A    N/A   1.9%    1.5%
                                  Class B   N/A    N/A   2.8%    2.6%
    Small Company Series          Class A   N/A    N/A    N/A    2.4%
                                  Class B   N/A    N/A    N/A    3.4%

(f) Net investment income (loss) was computed using average shares outstanding throughout the period.
(g) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.
(h) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(i) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.
(j) Security Small Company Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

--------------------------------------------------------------------------------
                                       54

         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES
   Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in six Series, the Equity Series, the Global Series, the Asset Allocation Series, the Social Awareness Series, the Value Series, and the Small Company Series with each Series, in effect, representing a separate Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
   A. SECURITY VALUATION - Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
   B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
   C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.
   D. FUTURES - Growth & Income Fund, Asset Allocation Series, Social Awareness Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation


-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1998.
   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.
   F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.
   G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation, Social Awareness, Value and Small Company Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation, Social Awareness, Value and Small Company Series, and accordingly receives a fee equal to 1% of the average net assets of these Series.
   SMC also acts as the administrative agent and transfer agent for the Asset Allocation, Social Awareness, Value and Small Company Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or (i) $60,000. For administrative services provided to the Social Awareness Series, Value Series and the Small Company Series, SMC receives an administrative fee equal to
 .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.
   SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Meridian Investment Management Corporation for subadvisory services provided to the Asset Allocation Series, an annual fee equal to the following schedule:

Average Daily Net Assets of the Series         Annual Fees
Less Than $100 Million.........................      40%,
plus $100 Million but less than $200 Million...      35%,
plus $200 Million but less than $400 Million...      30%,
plus $400 Million or more......................      25%

   SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Company Series, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds for which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000.
   SMC has agreed to limit the total expenses of the Asset Allocation Series, Social Awareness Series, Value Series and the Small Company Series to 2% of the average net assets, excluding 12b-1 fees. SMC waived management fees on the Asset Allocation Series, Social Awareness Series and Value Series until February 1, 1998. SMC has also waived the management fees for the Small Company Series until September 30, 1998.
   The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and the Small Company Series has also adopted such a plan with repect to its Class A shares. ThePlans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares and .25% of the net assets of the Small Company Series' Class A shares.
   Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:

                                 SDI                   BROKER/       BROKER/
                            UNDERWRITING    CDSC       DEALER        DEALER
                              (CLASS A)   (CLASS B)   (CLASS A)     (CLASS B)
Growth & Income Fund           $11,930     $12,982    $149,153      $214,268
Security Equity Fund:
    Equity Series              137,516     123,648   1,449,073     1,639,476
    Global Series                   66      24,076      16,744        58,103
    Asset Allocation Series        728       7,197      13,572        10,531
    Social Awareness Series      4,310       4,833      69,520        59,703
    Value Series                 4,530       5,438     171,982       183,293
    Small Company Series            28       2,250      29,762        15,283
Ultra Fund                       3,908      19,376      47,718        32,808

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

-------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX MATTERS
     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1998, were as follows:

                                 GROSS         GROSS      NET UNREALIZED
                              UNREALIZED    UNREALIZED     APPRECIATION
                             APPRECIATION  DEPRECIATION   (DEPRECIATION)
Growth & Income Fund          $2,969,808   ($9,520,161)      ($6,550,353)
Security Equity Fund:
   Equity Series             292,259,977   (12,788,569)      279,471,408
   Global Series               3,093,345    (3,984,533)         (891,188)
   Asset Allocation Series       799,720    (1,142,727)         (343,007)
   Social Awareness Series     2,453,107      (566,602)        1,886,505
   Value Series                1,462,992    (2,283,252)         (820,260)
   Small Company Series          237,534       (99,337)          138,197
Ultra Fund                     9,136,169   (10,516,295)       (1,380,126)

    The Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series and Ultra Fund hereby respectively designate $15,391,976, $65,468,053, $1,414,896, $336,558, and $4,380,091 as capital gain dividends paid during the fiscal year ended September 30, 1998 for the purpose of the dividends paid deduction on each Fund's federal income tax return. The Small Company Series has a capital loss camiforward of $83,808, which is available to offset future taxable gains and expires in 2006.

4.   INVESTMENT TRANSACTIONS
     Investment transactions for the year ended September 30, 1998, (excluding overnight investments and short-term commercial paper) are as follows:

                                                     PROCEEDS
                                   PURCHASES        FROM SALES
Growth & Income Fund              $135,939,311     $143,767,512
Security Equity Fund:
   Equity Series                   393,619,848      473,548,883
   Global Series                    38,494,344       41,606,702
   Asset Allocation Series           3,080,169        3,436,269
   Social Awareness Series           6,534,238        4,637,172
   Value Series                     23,910,139       13,647,800
   Small Company Series             14,722,414       10,661,079
Ultra Fund                          96,136,753      101,175,598

5.   FORWARD FOREIGN EXCHANGE CONTRACTS
     At September 30, 1998, Global Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                      NET
                                               FOREIGN       AMOUNT TO BE                          UNREALIZED
                          SETTLEMENT           CURRENCY     (RECEIVED)/PAID      U.S. $ VALUE     APPRECIATION
CURRENCY                TYPE      DATE     TO BE DELIVERED     IN U.S.$          AS OF 9/30/98   (DEPRECIATION)
Australian Dollar       Sell    11/05/98      1,189,825      ($772,818)            ($706,010)         $ 66,808
Australian Dollar       Sell    11/05/98        188,961       (112,753)             (112,090)              663
Australian Dollar        Buy    11/05/98        936,458        553,787               555,669             1,882
British Pound           Sell    10/06/98      1,194,832     (1,967,654)           (2,030,104)          (62,450)
British Pound            Buy    10/06/98      1,194,832      1,993,330             2,030,104            36,774
Canadian Dollar         Sell    11/30/98      1,414,840       (973,804)             (924,369)           49,435
Canadian Dollar          Buy    11/30/98      1,204,857        821,723               787,180           (34,543)
German Deutsche Mark    Sell    10/01/98      1,902,027     (1,039,984)           (1,137,984)          (98,000)
German Deutsche Mark     Buy    10/01/98      1,902,027      1,069,050             1,137,984            68,934
Japanese Yen            Sell    03/15/99    125,819,846       (963,251)             (942,920)           20,331
Swedish Krona           Sell    10/01/98      5,481,412       (693,323)             (699,650)           (6,327)
Swedish Krona            Buy    10/01/98      5,481,412        710,644               699,650           (10,994)
                                                                                                    ----------
                                                                                                      $ 32,513
                                                                                                    ==========


6.   FEDERAL TAX STATUS OF DIVIDENDS
     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1998, that qualified for the dividends received deductions for corporate shareholders was 18%, 100%, 100%, 100%, 100%, 57%, 0% and 44% of the
amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series, Small Company Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.



-------------------------------------------------------------------------------
                                       57

         REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

      We have audited the accompanying balance sheets, including the schedule of investments of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Asset Allocation, Social Awareness, Value and Small Company Series) and Security Ultra Fund (the Funds) as of September 30, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.



/S/ Ernst & Young llp
-----------------------------
Ernst & Young llp


Kansas City, Missouri
October 30,1998


-----------------------------------------------------------------------------
                                       58

                      THIS PAGE LEFT BLANK INTENTIONALLY.

THE SECURITY GROUP
OF MUTUAL FUNDS
-------------------------------
Security Growth and Income Fund
Security Equity Fund
    -  Equity Series
    -  Global Series
    -  Asset Allocation Series
    -  Social Awareness Series
    -  Value Series
    -  Small Company Series
Security Ultra Fund
Security Income Fund
    -  Corporate Bond Series
    -  U.S. Government Series
    -  Limited Maturity Bond Series
    -  High Yield Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Vice President, Equity Fund
David Eshnaur, Vice President, Equity Fund
Terry A. Milberger, Vice President, Equity Fund
Michael A. Petersen, Vice President, Growth and Income Fund
James P. Schier, Vice President, Equity Fund
Cindy L. Shields, Vice President, Ultra and Equity Fund
Jane A. Tedder, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer



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